UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 3999

John Hancock Investment Trust II
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2007

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Regional Bank Fund

Annual Report
10.31.07

Your fund at a glance

Managers’ report
page 2

A look at performance
page 6

Your expenses
page 8

Fund’s investments
page 10

Financial statements
page 13

Notes to financial
statements
page 19

Trustees and officers
page 31

For more information
page 36

CEO corner

To Our Shareholders,

Volatility returned to the U.S. stock market in the 12-month period ended October 31, 2007; however, stocks still posted a strong gain of 14.56%, as measured by the Standard & Poor’s 500 Index. The market experienced a particularly sharp downturn in August, as the subprime mortgage market’s woes increased. Rising defaults and an ensuing credit crunch caused heightened fears about their potential impact on U.S. economic growth. Foreign markets felt some ripple effects from the subprime issue, but they continued nonetheless to benefit from solid economic growth and outperformed the U.S. market in this period.

During this period of volatility, the U.S. stock market also passed a significant milestone — the broad Standard & Poor’s 500 Index climbed beyond the record it had set seven years ago. From its peak in March 2000, the stock market spiraled downward three consecutive years, bottoming in 2002. The upturn began in 2003, and the market has advanced each year since, finally setting a new high for the first time on May 30, 2007. During that period, the S&P 500 Index experienced five significant short-term sell-offs of 6% or more, with the August subprime-induced meltdown being the most recent.

This nearly complete market cycle highlights the importance of two investment principles you have heard us speak of often: diversification and patience. By allocating your investments among different asset classes, investment styles and portfolio managers, you are likely to be well represented through all phases of a complete market cycle, with the winners helping to cushion the fall of the losers.

The challenge for investors with a diversified portfolio is to properly evaluate your investments to tell the difference between an underperforming manager and an out-of-favor style, while also understanding the role each investment plays in your portfolio. That’s where your financial professional can provide true value. He or she can help you make those assessments and also counsel patience, because a properly diversified portfolio by its very nature will typically have something lagging or out of favor — a concept that can be difficult to live with, but necessary to embrace. If everything in your portfolio is “working,” then you are not truly diversified, but rather are leveraged to the current market and the flavor of the day. If so, you are bound to be out of step in the near future.

The recent volatility in the securities markets has prompted many investors to question how long this type of market cycle will last. History tells us it will indeed end and that when it does, today’s leaders may well turn into laggards and vice versa. The subprime mortgage market woes are just the latest example of why investors should be both patient and well-diversified. For with patience and a diversified portfolio, it could be easier to weather the market’s twists and turns and reach your long-term goals.

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of October 31, 2007. They are subject to change at any time.

Your fund at a glance

The Fund seeks long-term capital appreciation with moderate income as a secondary objective by normally investing at least 80% of its assets in stocks of regional banks and lending companies, including commercial and industrial banks, savings and loan associations and bank holding companies.

Over the last twelve months

► Stocks performed well despite slower economic growth and a credit crunch. The first Fed rate cuts in several years helped the market.

► Financial stocks lagged the broader market because of losses relating to subprime loans; in addition, banks lagged as deposit competition and the interest rate environment limited earnings.

► The Fund's results, while negative, outperformed its benchmark by a wide margin thanks to effective stock picks across a number of industries, and underweights to thrifts and mortgages and regional banks.

Total returns for the Fund are at net asset value with all distributions reinvested. These returns do not reflect the deduction of the maximum sales charge, which would reduce the performance shown above.

Top 10 issuers
U.S. Bancorp.	3.6%	Bank of America Corp.	3.5%

State Street Corp.	3.6%	Wells Fargo & Co.	3.5%

Bank of New York Mellon Corp.	3.6%	Wachovia Corp.	3.4%

Cullen/Frost Bankers, Inc.	3.6%	Zions Bancorp.	3.1%

PNC Financial Services Group, Inc. (The)	3.6%	SunTrust Banks, Inc.	2.9%

As a percentage of net assets on October 31, 2007.

1

Managers’ report

John Hancock

Regional Bank Fund

On April 30, 2007, portfolio manager James K. Schmidt retired after more than 20 years of distinguished service with John Hancock.

Stocks enjoyed positive returns during the 12 months ended October 31, 2007, when the Standard & Poor’s 500 Stock Index rose 14.56% . But the ride was bumpy — stock market volatility surged as trouble in the housing and credit markets weighed on economic growth. To help alleviate some of the market and economic concerns, the Federal Reserve lowered its federal funds rate target in September, on top of cuts to the discount rate in both August and September.

In this environment, financial shares underperformed the broader market by a wide margin, as the Standard & Poor’s 500 Financial Index returned –2.40% . Returns for many industry segments were hurt by negative sentiment and losses relating to exposure to subprime loans. For example, thrift and mortgage finance companies were down about 25% for the 12 months. In addition to credit concerns, banking stocks also faced an unfavorable interest rate environment — the yield curve was flat or inverted for much of the period, hurting net interest margins. As a result, the Standard & Poor’s 1500 Bank Index, which is representative of the stocks in which the Fund invests, returned –13.23% for the fiscal year.

Fund performance

For the 12 months ended October 31, 2007, John Hancock Regional Bank Fund’s Class A, Class B and Class C shares posted total returns

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE AND WHAT’S BEHIND THE NUMBERS

Chittenden	▲	Acquired at a significant premium by Connecticut-based People’s
United Financial
Bank of New York	▲	Better-than-expected earnings; realizing benefits of Mellon
Mellon		Financial acquisition
Zions Bancorp	▼	Slower business and mortgage-related woes led to disappointing earnings

2

Portfolio Managers, MFC Global Investment Management (U.S.), LLC
Lisa A. Welch and Susan A. Curry

of –5.01%, –5.70% and –5.70%, respectively, at net asset value. Though the Fund produced negative absolute returns, it held up better than its benchmark, the S&P 1500 Bank Index, which had a return of –13.23% . However, these results trailed the 2.28% average return of the more broadly diversified open-end specialty-financial funds tracked by Morningstar, Inc.1 Keep in mind that your net asset value return will be different from the Fund’s performance if you were not invested for the entire period or did not reinvest all Fund distributions. See pages six and seven for historical performance information.

“Regional banks generally

endured a very difficult

12 months that saw their earnings

deteriorate amid stiff deposit

competition, a challenging

interest rate environment and

mounting credit losses.”

Fund positioning

Fund performance relative to the benchmark benefited from two broad themes. First, results were helped by the ongoing trend toward consolidation among small-cap regional banks. Second, portfolio holdings among capital-market-related shares and financial institutions that derive a significant portion of revenues from fees held up better than regional banks and thrifts and mortgages, which we were significantly underweight versus the bank index.

Regional banks lagged

Regional banks generally endured a very difficult 12 months that saw their earnings deteriorate amid stiff deposit competition, a challenging interest rate environment and mounting credit losses. For the full year, this segment of the S&P 1500 Bank Index was down 13%. Smaller, regional banks and those with exposure to residential construction performed worst.

Regional Bank Fund

3

For example, many of the portfolio’s leading detractors from performance were companies with outsized mortgage, home equity or residential construction exposure, such as Zions Bancorp., First Horizon National Corp., Washington Mutual, Inc., SunTrust Banks, Inc., Huntington Bancshares, Inc. and Colonial BancGroup, Inc. The two largest detractors from performance came from this list — Zions and First Horizon, small-cap regional banks with exposure to areas hard-hit by the housing slowdown. These were overweight positions that underperformed as they took hits to their earnings and stock prices as a result of loan losses.

Consolidation helped

But as we’ve discussed in prior reports, difficult earnings environments for banks often promote consolidation. As a result, merger and acquisition activity was strong. Because we held overweight positions in a number of firms bought out during the period, this trend supported Fund performance relative to the benchmark.

Several of the top-10 contributors to return were portfolio companies acquired during the fiscal year. A good example is long-time holding Chittenden Corp., acquired by the recently converted thrift People’s United Financial, Inc. at a significant premium. Along with Compass Bancshares, whose acquisition we discussed in our last report to shareholders, these were two of the top four contributors to performance in the fiscal year. Other portfolio holdings acquired during the period were MAF Bancorp, Alabama National Bancorp, First Charter Corporation, Sky Financial Group, Inc., First Republic Bank and Commercial Bankshares.

INDUSTRY DISTRIBUTION[2]
Regional banks	66%
Diversified banks	11%
Other diversified
financial services	9%
Asset management &
custody banks	8%
Thrifts &
mortgage finance	5%

Fee-based firms key contributors

The other big theme that helps explain why the portfolio held up better than its benchmark was our exposure to firms that typically have more diversified revenue streams and arms to their business that are not dependent upon lending and spread income to generate revenues. Bank of New York Mellon Corp., State Street Corp. and Mellon Financial (acquired by Bank of New York during the period) are good examples of firms that derive a larger percentage of their revenues from

Regional Bank Fund

4

fee-based services. Together with SVB Financial Group — another institution with a growing portion of revenues derived from fees — these accounted for four of the Fund’s top-10 contributors to performance.

“…many of the portfolio’s leading

detractors from performance

were companies with outsized

mortgage, home equity or

residential construction

exposure…”

Outlook

Our views on the banking industry are mixed. In the near term, we expect earnings growth will continue to be a challenge as credit costs increase. We actually think credit will be manageable for most companies, but provisions made for loan losses will likely be higher in 2008. In addition, sentiment surrounding the banking industry is very negative.

But that said, we see a number of positives that could provide the catalyst for a rebound in earnings and sentiment longer term. First, the Federal Reserve has started to lower interest rates, and this has typically been a time when bank stocks outperform. Second, in addition to an improving interest rate environment, banks are starting to see better loan yields as risk is re-priced. Third, we expect additional merger activity going forward. Fourth, banks are likely to recapture some of the fees and business lost to the many mortgage originators that have folded up in recent months. Finally, valuations for some of the smaller stocks that have underperformed are attractive. Add it all up, and we’ll work to find the best values for our shareholders while continuing in the near term to emphasize names that generate a higher portion of their revenue from fees.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on October 31, 2007.

Regional Bank Fund

5

A look at performance

For the periods ended October 31, 2007

		Average annual returns				Cumulative total returns
		with maximum sales charge (POP)				with maximum sales charge (POP)
	Inception				Since				Since
Class	date	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

A	1-3-92	–9.76%	7.75%	5.49%	—	–9.76%	45.23%	70.65%	—

B	10-4-85	–9.77	7.83	5.45	—	–9.77	45.78	70.00	—

C	3-1-99	–6.52	8.09	—	5.03%	–6.52	47.53	—	53.05%

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The gross expenses are as follows: Class A — 1.29%, Class B — 1.99%, Class C — 1.99% .

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

Regional Bank Fund

6

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Regional Bank Fund Class A shares for the period indicated. For comparison, we’ve shown the same investment in two separate indexes.

		Without	With maximum
Class	Period beginning	sales charge	sales charge	Index 1	Index 2

B2	10-31-97	$17,000	$17,000	$19,860	$21,307

C2	3-1-99	15,305	15,305	14,402	16,762

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B and Class C shares, respectively, as of October 31, 2007. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

S&P 1500 Bank Index3 — is an unmanaged index of banking sector stocks in the S&P 1500 index.

Standard & Poor’s 500 Index — Index 1 — is an unmanaged index that includes 500 widely traded common stocks.

Standard & Poor’s 500 Financial Index — Index 2 — is an unmanaged index designed to measure the financial sector of the S&P 500.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

2 No contingent deferred sales charge applicable.

3 Total return for index is not available for the 10-year period.

Regional Bank Fund

7

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2007, with the same investment held until October 31, 2007.

	Account value	Ending value	Expenses paid during
	on 5-1-07	on 10-31-07	period ended 10-31-07[1]

Class A	$1,000.00	$931.50	$6.28

Class B	1,000.00	928.30	9.64

Class C	1,000.00	928.10	9.64

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2007, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Regional Bank Fund

8

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on May 1, 2007, with the same investment held until October 31, 2007. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 5-1-07	on 10-31-07	period ended 10-31-07[1]

Class A	$1,000.00	$1,018.70	$6.56

Class B	1,000.00	1,015.20	10.08

Class C	1,000.00	1,015.20	10.08

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.29%, 1.98% and 1.98% for Class A, Class B and Class C, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

Regional Bank Fund

9

F I N A N C I A L  S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 10-31-07

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 99.46%		$1,420,546,469
(Cost $615,633,267)

Asset Management & Custody Banks 8.56%		122,246,889

Bank of New York Mellon Corp. (NY)	1,056,648	51,617,255

Northern Trust Corp. (IL)	252,500	18,990,525

State Street Corp. (MA)	647,350	51,639,109

Diversified Banks 11.12%		158,814,517

Comerica, Inc. (MI)	187,802	8,766,597

U.S. Bancorp. (MN)	1,563,487	51,845,229

Wachovia Corp. (NC)	1,065,477	48,724,263

Wells Fargo & Co. (CA)	1,454,820	49,478,428

Other Diversified Financial Services 8.62%		123,191,022

Bank of America Corp. (NC)	1,040,941	50,256,631

Citigroup, Inc. (NY)	773,790	32,421,801

JPMorgan Chase & Co. (NY)	861,970	40,512,590

Regional Banks 65.78%		939,496,693

AmericanWest Bancorp. (WA)	125,000	2,416,250

Bank of Hawaii Corp. (HI)	10,700	568,812

Bank of the Ozarks, Inc. (AR)	234,550	6,790,222

BB&T Corp. (NC)	1,026,432	37,947,191

Boston Private Financial Holdings, Inc. (MA)	20,000	575,200

Bryn Mawr Bank Corp. (PA)	383,894	8,507,091

Cascade Bancorp. (OR)	400,250	7,700,810

Chittenden Corp. (VT)	969,357	34,528,496

City Holding Co. (WV)	132,756	5,019,504

City National Corp. (CA)	521,700	35,266,920

CoBiz Financial, Inc. (CO)	712,950	12,726,158

Colonial BancGroup, Inc. (The) (AL)	1,557,909	29,880,695

Commerce Bancshares, Inc. (MO)	857,299	40,438,794

Cullen/Frost Bankers, Inc. (TX)	962,900	51,207,022

Dearborn Bancorp., Inc. (MI) (I)	244,149	2,846,777

East West Bancorp., Inc. (CA)	985,201	33,240,682

Eurobancshares, Inc. (Puerto Rico) (I)	99,870	624,187

F.N.B. Corp. (PA)	520,257	8,646,671

First Horizon National Corp. (TN)	902,650	23,541,112

See notes to financial statements

Regional Bank Fund

10

F I N A N C I A L  S T A T E M E N T S

Issuer	Shares	Value

Regional Banks (continued)

First Midwest Bancorp., Inc. (IL)	281,200	$9,470,816

First State Bancorp. (NM)	362,971	6,159,618

Fulton Financial Corp. (PA)	1,178,337	15,447,998

Glacier Bancorp., Inc. (MT)	435,517	8,858,416

Hancock Holding Co. (MS)	490,994	18,672,502

Huntington Bancshares, Inc. (OH)	1,243,238	22,266,393

IBERIABANK Corp. (LA)	120,000	5,948,400

Independent Bank Corp. (MA) (W)	690,546	20,426,351

Independent Bank Corp. (MI)	328,765	3,471,758

KeyCorp (OH)	516,934	14,706,772

M&T Bank Corp. (NY)	404,653	40,254,880

Marshall & Ilsley Corp. (WI)	947,089	40,440,700

MB Financial, Inc. (IL)	356,000	11,869,040

Pinnacle Financial Partners, Inc. (TN) (I)	110,000	3,210,900

PNC Financial Services Group, Inc. (The) (PA)	707,142	51,027,367

Prosperity Bancshares, Inc. (TX)	203,299	6,570,624

Provident Bankshares Corp. (MD)	264,389	6,522,477

Regions Financial Corp. (AL)	981,535	26,619,229

Seacoast Banking Corp. of Florida (FL)	415,390	6,085,464

Signature Bank (NY) (I)	46,350	1,582,852

South Financial Group, Inc. (The) (SC)	160,550	3,316,963

Southcoast Financial Corp. (SC) (I)	171,611	2,574,165

Sterling Bancshares, Inc. (TX)	1,295,967	15,810,797

SunTrust Banks, Inc. (GA)	570,437	41,413,726

SVB Financial Group (CA) (I)	635,000	32,886,650

Synovus Financial Corp. (GA)	578,350	15,245,306

TCF Financial Corp. (MN)	1,787,384	40,698,734

TriCo Bancshares (CA)	655,150	14,478,815

Umpqua Holdings Corp. (OR)	149,589	2,532,542

UnionBanCal Corp. (CA)	131,877	7,122,677

Union Bankshares Corp. (VA)	25,978	555,150

United Community Banks, Inc. (GA)	77,500	1,715,850

Virginia Commerce Bancorp., Inc. (VA) (I)	67,434	963,632

Virginia Financial Group, Inc. (VA)	273,386	4,961,956

WestAmerica Bancorp. (CA)	433,075	20,822,246

Western Alliance Bancorp. (NV) (I)	177,900	4,045,446

Whitney Holding Corp. (LA)	663,680	17,030,029

Wilmington Trust Corp. (DE)	195,850	7,123,065

Zions Bancorp. (UT)	746,300	44,113,793

Thrifts & Mortgage Finance 5.38%		76,797,348

Astoria Financial Corp. (NY)	330,050	8,578,000

Hudson City Bancorp., Inc. (NJ)	716,190	11,215,535

People’s United Financial, Inc. (CT)	417,020	7,414,616

Sovereign Bancorp., Inc. (PA)	214,600	3,096,678

See notes to financial statements

Regional Bank Fund

11

F I N A N C I A L  S T A T E M E N T S

Issuer		Shares	Value

Thrifts & Mortgage Finance (continued)

Washington Federal, Inc. (WA)		927,198	$22,401,104

Washington Mutual, Inc. (WA)		864,111	24,091,415

	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value

Short-term investments 0.52%			$7,442,000
(Cost $7,442,000)
Joint Repurchase Agreement 0.52%			7,442,000

Joint Repurchase Agreement with Barclay’s Capital, Inc. dated
10-31-07 at 4.550% to be repurchased at $7,442,941 on
11-1-07, collateralized by U.S. Treasury Inflation Indexed Bond,
2.375%, due 1-15-27 (valued at $7,590,840, including interest)	4.550%	$7,442	7,442,000

Total investments (Cost $623,075,267) 99.98%			$1,427,988,469

Other assets and liabilities, net 0.02%			$230,923

Total net assets 100.00%			$1,428,219,392

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

(F) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

(I) Non-income-producing security.

(W) Issuer is an affiliate of John Hancock Advisers, LLC or the Fund holds 5% or more of the outstanding voting securities of the issuer.

See notes to financial statements

Regional Bank Fund

12

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-07

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (cost $617,907,795)	$1,407,562,118
Investments in affiliated issuers, at value (cost $5,167,472)	20,426,351
Total investments, at value (cost $623,075,267)	1,427,988,469
Cash	814
Receivable for investments sold	4,575,760
Receivable for shares sold	574,063
Dividends and interest receivable	2,644,988
Other assets	233,474

Total assets	1,436,017,568

Liabilities

Payable for shares repurchased	5,701,848
Payable for options written, at value (premium received $1,322)	—
Payable to affiliates
Management fees	1,024,447
Distribution and service fees	184,667
Other	290,754
Other payables and accrued expenses	596,460

Total liabilities	7,798,176

Net assets

Capital paid-in	274,102,753
Accumulated net realized gain on investments and options written	347,349,291
Net unrealized appreciation of investments and options written	804,914,524
Undistributed net investment income	1,852,824

Net assets	$1,428,219,392

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($1,267,825,844 ÷ 37,217,941 shares)	$34.06
Class B ($125,654,018 ÷ 3,732,588 shares)[1]	$33.66
Class C ($34,739,530 ÷ 1,031,923 shares)[1]	$33.66

Maximum offering price per share

Class A2 ($34.06 ÷ 95%)	$35.85

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Regional Bank Fund

13

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 10-31-07

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends (net of foreign withholding taxes of $31,404)	$52,954,057
Dividends from affiliated issuers	489,520
Interest	1,021,448

Total investment income	54,465,025

Expenses

Investment management fees (Note 2)	13,633,588
Distribution and service fees (Note 2)	6,728,282
Transfer agent fees (Note 2)	3,071,556
Accounting and legal services fees (Note 2)	256,893
Custodian fees	269,419
Printing fees	182,140
Trustees’ fees	100,223
Professional fees	66,345
Blue sky fees	50,539
Miscellaneous	102,245

Total expenses	24,461,230

Net investment income	30,003,795

Realized and unrealized gain (loss)

Net realized gain on
Investments in unaffiliated issuers	412,716,847
Investments in affiliated issuers	889,314
Options written	91,697
413,697,858
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(512,841,792)
Investments in affiliated issuers	(3,730,427)
Options written	1,322
(516,570,897)
Net realized and unrealized loss	(102,873,039)
Decrease in net assets from operations	($72,869,244)

See notes to financial statements

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14

F I N A N C I A L  S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-06	10-31-07

Increase (decrease) in net assets

From operations
Net investment income	$31,884,008	$30,003,795
Net realized gain	277,848,673	413,697,858
Change in net unrealized appreciation (depreciation)	(57,275,986)	(516,570,897)
Increase (decrease) in net assets resulting from operations	252,456,695	(72,869,244)
Distributions to shareholders
From net investment income
Class A	(29,090,852)	(28,308,424)
Class B	(3,155,301)	(1,984,399)
Class C	(444,673)	(446,261)
From net realized gain
Class A	(172,981,392)	(221,045,797)
Class B	(36,756,574)	(29,348,221)
Class C	(4,400,413)	(5,864,208)
	(246,829,205)	(286,997,310)
From Fund share transactions (Note 4)	(142,018,437)	(220,361,601)
Total decrease	(136,390,947)	(580,228,155)

Net assets

Beginning of year	2,144,838,494	2,008,447,547
End of year[1]	$2,008,447,547	$1,428,219,392

1 Includes undistributed net investment income of $2,583,517 and $1,852,824, respectively.

See notes to financial statements

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15

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

Period ended	10-31-03	10-31-04	10-31-05	10-31-06	10-31-07

Per share operating performance

Net asset value, beginning of period	$37.81	$42.80	$45.33	$41.76	$41.79
Net investment income[1]	0.53	0.61	0.68	0.67	0.66
Net realized and unrealized
gain on investments	7.10	5.07	0.52	4.33	(2.28)
Total from investment operations	7.63	5.68	1.20	5.00	(1.62)
Less distributions
From net investment income	(0.52)	(0.58)	(0.69)	(0.70)	(0.68)
From net realized gain	(2.12)	(2.57)	(4.08)	(4.27)	(5.43)
	(2.64)	(3.15)	(4.77)	(4.97)	(6.11)
Net asset value, end of period	$42.80	$45.33	$41.76	$41.79	$34.06
Total return[2] (%)	21.67	14.13	2.61	12.96	(5.01)

Ratios and supplemental data

Net assets, end of period
(in millions)	$1,214	$1,587	$1,717	$1,702	$1,268
Ratio of net expenses to average
net assets (%)	1.39	1.34	1.33	1.29	1.27
Ratio of net investment income
to average net assets (%)	1.43	1.44	1.62	1.66	1.76
Portfolio turnover (%)	2	5	3	7	13

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

See notes to financial statements

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16

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS B SHARES

Period ended	10-31-03	10-31-04	10-31-05	10-31-06	10-31-07

Per share operating performance

Net asset value, beginning of period	$37.55	$42.48	$44.96	$41.39	$41.37
Net investment income[1]	0.26	0.30	0.35	0.38	0.38
Net realized and unrealized
gain on investments	7.06	5.04	0.55	4.28	(2.25)
Total from investment operations	7.32	5.34	0.90	4.66	(1.87)
Less distributions
From net investment income	(0.27)	(0.29)	(0.39)	(0.41)	(0.41)
From net realized gain	(2.12)	(2.57)	(4.08)	(4.27)	(5.43)
	(2.39)	(2.86)	(4.47)	(4.68)	(5.84)
Net asset value, end of period	$42.48	$44.96	$41.39	$41.37	$33.66
Total return[2] (%)	20.83	13.32	1.90	12.16	(5.70)

Ratios and supplemental data

Net assets, end of period
(in millions)	$1,298	$885	$385	$261	$125
Ratio of net expenses to average
net assets (%)	2.09	2.04	2.03	1.99	1.98
Ratio of net investment income
to average net assets (%)	0.72	0.70	0.84	0.95	1.03
Portfolio turnover (%)	2	5	3	7	13

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

See notes to financial statements

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17

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS C SHARES

Period ended	10-31-03	10-31-04	10-31-05	10-31-06	10-31-07

Per share operating performance

Net asset value, beginning of period	$37.56	$42.48	$44.96	$41.39	$41.37
Net investment income[1]	0.27	0.30	0.37	0.39	0.38
Net realized and unrealized
gain on investments	7.04	5.04	0.53	4.27	(2.25)
Total from investment operations	7.31	5.34	0.90	4.66	(1.87)
Less distributions
From net investment income	(0.27)	(0.29)	(0.39)	(0.41)	(0.41)
From net realized gain	(2.12)	(2.57)	(4.08)	(4.27)	(5.43)
	(2.39)	(2.86)	(4.47)	(4.68)	(5.84)
Net asset value, end of period	$42.48	$44.96	$41.39	$41.37	$33.66
Total return[2] (%)	20.79	13.32	1.90	12.16	(5.70)

Ratios and supplemental data

Net assets, end of period
(in millions)	$56	$52	$43	$45	$35
Ratio of net expenses to average
net assets (%)	2.09	2.04	2.03	1.99	1.98
Ratio of net investment income
to average net assets (%)	0.72	0.72	0.90	0.96	1.04
Portfolio turnover (%)	2	5	3	7	13

1 Based on the average of the shares outstanding.
2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

See notes to financial statements

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Notes to financial statements

Note 1
Accounting policies

John Hancock Regional Bank Fund (the Fund) is a diversified series of John Hancock Investment Trust II (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to achieve long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (SEC) and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation

The net asset value of the shares of Class A, Class B and Class C is determined daily as of the close of the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Joint repurchase agreement

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC), may participate in a joint repurchase

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19

agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translations

The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Options

The Fund may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Fund’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund’s exposure to the underlying instrument, and buying puts and writing calls will tend to decrease the Fund’s exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or notional) amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

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20

Risks may also arise if counterparties do not perform under the contract’s terms (credit risk) or if the Fund is unable to offset a contract with a counterparty on a timely basis (liquidity risk). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund continuously monitors the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund’s Statement of Assets and Liabilities.

Written options for the year ended October 31, 2007 were as follows:
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED

Outstanding, beginning of period	—	—
Options written	2,008	$93,019
Option closed	—	—
Options expired	(2,000)	(91,697)
Outstanding, end of period	8	$1,322

Summary of written options outstanding on October 31, 2007:
NAME OF	NUMBER OF	EXERCISE	EXPIRATION
ISSUER	CONTRACTS	PRICE	DATE	VALUE

CALLS
City National Corp.	8	$80	Nov 2007	—
Total	8			—

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a line of credit agreement with the Bank of New York Mellon (BNYM), the Swing Line Lender and Administrative Agent. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with BNYM, which permits borrowings of up to $100 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2007.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of FIN 48 for regulated investment companies for an additional six months. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund’s net assets, results of operations and financial statement disclosures.

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21

In September 2006, FASB Standard No. 157,  Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Dividends, Interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign dividends, when the Fund becomes aware of the dividends from cash collections. Interest income on investment securities is recorded on the accrual basis. Discounts/premiums are accreted/amortized for financial reporting purposes. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended October 31, 2006, the tax character of distributions paid was as follows: ordinary income $36,177,903 and long-term capital gain $210,651,302. During the year ended October 31, 2007, the tax character of distributions paid was as follows: ordinary income $40,503,417 and long-term capital gain $246,493,893. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2007, the components of distributable earnings on a tax basis included $21,465,340 of undistributed ordinary income and $328,137,166 of undistributed long-term gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits,  if any, are reported in the Fund’s financial statements as a return of capital.

Note 2
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund’s average daily net asset value, (b) 0.75% of the next $500,000,000, (c) 0.735% of the next $1,000,000,000 and (d) 0.725% of the Fund’s average daily net asset value in excess of $2,000,000,000. The effective rate for the year ended October 31, 2007 is 0.76% of the Fund’s average daily net asset value. The Fund has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, a subsidiary of John Hancock Financial Services, Inc. The Fund is not responsible for payment of subadvisory fees.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (JH Funds), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the 1940 Act to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30%, 1.00% and 1.00% of the average daily net asset value of Class A, Class B and Class C, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of Financial Industry Regulatory Authority (formerly the National Association of Securities Dealers). Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances.

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22

Expenses under the agreement described above for the year ended October 31, 2007, were as follows:

	Transfer	Distribution and
Share class	agent fees	service fees

Class A	$786,755	$4,458,156
Class B	93,158	1,863,169
Class C	20,348	406,957
Total	$900,261	$6,728,282

Additionally, there are out-of-pocket expenses included in transfer agent fees.

Class A shares are assessed up-front sales charges. During the year ended October 31, 2007, JH Funds received net up-front sales charges of $453,763 with regard to sales of Class A shares. Of this amount, $63,233 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $349,399 was paid as sales commissions to unrelated broker-dealers and $41,131 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a related broker-dealer. The Adviser’s indirect parent, John Hancock Life Insurance Company (JHLICO), is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2007, CDSCs received by JH Funds amounted to $384,633 for Class B shares and $7,733 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc.  (Signature Services), an indirect subsidiary of JHLICO. The Fund pays a monthly fee which is based on an annual rate of $15 for each Class A shareholder account, $17.50 for each Class B shareholder account and $16.50 for each Class C shareholder account. The Fund also pays a monthly transfer agent fee at an annual rate of 0.05% of each class’s average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting, compliance and legal services for the Fund. The compensation for the year amounted to $256,893 with an effective rate of 0.01% of the Fund’s average daily net asset value.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note 3
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain

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23

general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund believes the risk of loss to be remote.

Note 4
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the years ended October 31, 2006 and October 31, 2007, along with the corresponding dollar value.

	Year ended 10-31-06		Year ended 10-31-07
	Shares	Amount	Shares	Amount

Class A shares

Sold	3,206,553	$130,407,227	2,553,808	$98,613,718
Distributions reinvested	4,713,359	183,801,639	6,057,017	226,744,438
Repurchased	(8,300,298)	(336,650,767)	(12,119,708)	(445,571,207)
Net decrease	(380,386)	($22,441,901)	(3,508,883)	($120,213,051)

Class B shares

Sold	351,447	$14,187,859	187,972	$6,989,709
Distributions reinvested	944,922	36,432,133	773,024	28,637,498
Repurchased	(4,277,521)	(171,784,462)	(3,542,047)	(133,450,638)
Net decrease	(2,981,152)	($121,164,470)	(2,581,051)	($97,823,431)

Class C shares

Sold	200,024	$8,047,782	232,731	$8,218,336
Distributions reinvested	118,212	4,560,133	158,041	5,855,383
Repurchased	(275,112)	(11,019,981)	(451,423)	(16,398,838)
Net increase (decrease)	43,124	$1,587,934	(60,651)	($2,325,119)

Net decrease	(3,318,414)	($142,018,437)	(6,150,585)	($220,361,601)

Note 5
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2007, aggregated $221,388,878 and $686,904,315, respectively.

The cost of investments owned on October 31, 2007, including short-term investments, for federal income tax purposes, was $623,305,028. Gross unrealized appreciation and depreciation of investments aggregated $832,779,940 and $28,096,499, respectively, resulting in net unrealized appreciation of $804,683,441. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

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24

Note 6
Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended October 31, 2007, is set forth below.

	Beginning	Ending
	share	share	Realized	Dividend	Ending
Affiliate	amount	amount	gain	income	value

Independent Bank Corp. (MA)
bought: none, sold: 44,454	735,000	690,546	889,314	$489,520	$20,426,351

Total			$889,314	$489,520	$20,426,351

Note 7
Reclassification of accounts

Capital accounts within financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period. During the year ended October 31, 2007, the Fund reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $66,130,175, an increase in accumulated net investment income of $4,596 and an increase in capital paid-in of $66,125,579. These reclassifications are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America for treating a portion of the proceeds from redemptions as a distribution for tax purposes. The calculation of net investment income per share in the Fund’s Financial Highlights excludes these adjustments.

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25

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust II and Shareholders of John Hancock Regional Bank Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Regional Bank Fund (the Fund) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 21, 2007

26

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2007.

The Fund has designated distributions to shareholders of $312,619,472 as a long-term capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2007, 100% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2007.

Shareholders will be mailed a 2007 U.S. Treasury Department Form 1099-DIV in January 2008. This will reflect the total of all distributions that are taxable for calendar year 2007.

27

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock Regional
Bank Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Investment Trust II (the Trust), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser) for the John Hancock Regional Bank Fund (the Fund). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 7 and June 4–5, 2007, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group) each selected by Morningstar Inc. (Morningstar), an independent provider of investment company data, for a range of periods ended December 31, 2006, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group, (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser, (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale, (vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department, (vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. They principally considered performance and other information from Morningstar as of December 31, 2006. The Board also considered updated performance information provided to it by the Adviser or Subadviser at the May and June 2007 meetings. Performance and other information may be quite different as of the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and

28

compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2006. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s benchmark index. Morningstar determined the Category and Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board noted that the Fund’s performance during the 10-year period was lower than the performance of the Peer Group and Category medians, but higher than the performance of one of its benchmark indices, the Standard & Poor’s 500 Index. The Board also noted that the performance of the Fund for the 5-year period was lower than the performance of the Peer Group and its other benchmark index, the S&P 1500 Bank Index TR, but higher than the performance of the Category median and the Standard and Poor’s 500 Index. The Board further noted that the Fund’s more recent performance during the 1- and 3-year periods was lower than the performance of the Peer Group and Category medians, and the Standard & Poor’s 500 Index. The Adviser noted that the Fund’s year-to-date performance showed improvement and provided information to the Board regarding factors contributing to the Fund’s performance results, as well as the Adviser’s outlook and investment strategy for the near future. The Board indicated its intent to continue to monitor the Fund’s performance trends.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group and Category. The Board noted that the Advisory Agreement Rate was not appreciably higher than the median rate of the Peer Group and Category.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Expense Ratio). The Board noted that, unlike the Fund, several funds in the Peer Group employed fee waivers or reimbursements. The Board received and considered information comparing the Expense Ratio of the Fund to that of the Peer Group and Category medians before the application of fee waivers and reimbursements (Gross Expense Ratio) and after the application of such waivers and reimbursement (Net Expense Ratio). The Board noted that the Fund’s Expense Ratio was lower than the Peer Group and Category medians.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expense results and plans for improving overall performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and

29

equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

30

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James F. Carlin, Born: 1940	2005	57

Interim Chairman (since December 2007); Director and Treasurer, Alpha Analytical Laboratories, Inc.
(chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc.
(since 1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc. (until 2005);
Chairman and Chief Executive Officer, Carlin Consolidated, Inc. (management/investments) (since 1987);
Trustee, Massachusetts Health and Education Tax Exempt Trust (1993–2003).

William H. Cunningham, Born: 1944	2005	57

Former Chancellor, University of Texas System, and former President, University of Texas at Austin;
Chairman and Chief Executive Officer, IBT Technologies (until 2001); Director of the following:
Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since 2006),
Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity
Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until 2001),
Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen (man-
ufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer)
(until 2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce
Bank–Austin), LIN Television (since 2002), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Charles L. Ladner, [2] Born: 1938	2004	57

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice
President and Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution)
(until 1997); Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2007).

John A. Moore,[2] Born: 1939	1991	57

President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant
Administrator and Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse (con-
sulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (since 2002).

31

Independent Trustees (continued)

Name, year of birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Patti McGill Peterson,[2] Born: 1943	1993	57

Executive Director, Council for International Exchange of Scholars and Vice President, Institute of In-
ternational Education (since 1998); Senior Fellow, Cornell Institute of Public Affairs, Cornell University
(until 1998); Former President, Wells College, Aurora, NY, and St. Lawrence University, Canton, NY;
Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford Foundation, International
Fellowships Program (since 2002); Director, Lois Roth Endowment (since 2002); Director, Council for
International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2005	57

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and
President, Greenscapes of Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC (real estate) (since 2001); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty
Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustees[3]

Name, year of birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	250

President, John Hancock Variable Life Insurance Company (since March 2007); Executive Vice President,
John Hancock Life Insurance Company (since June 2004); Chairman and Director, John Hancock
Advisers, LLC (the Adviser), John Hancock Funds, LLC and The Berkeley Financial Group, LLC (The
Berkeley Group) (holding company) (since 2005); Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A.) (until 2004).

32

Principal officers who are not Trustees

Name, year of birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Director, John
Hancock Signature Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock
Investment Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock
Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Director,
Chairman and President, NM Capital Management, Inc. (since 2005); Chairman, Investment Company
Institute Sales Force Marketing Committee (since 2003); Director, President and Chief Executive Officer,
MFC Global (U.S.) (2005–2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds and John Hancock Funds III (since 2006); Secretary, John
Hancock Funds II and Assistant Secretary, John Hancock Trust (since June 2007); Vice President and
Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and
Chief Legal Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel,
MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel, MassMutual Select
Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC,
the Adviser and MFC Global (U.S.) (since 2005); Vice President and Chief Compliance Officer, John
Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005);
Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics &
Compliance Officer, Fidelity Investments (until 2001).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since June 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (regis-
tered investment companies) (2005–June 2007); Vice President, Goldman Sachs (2005–June 2007);
Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005);
Director, Tax and Financial Reporting, Deutsche Asset Management (2002–2003); Vice President and
Treasurer, Deutsche Global Fund Services (1999–2002).

Gordon M. Shone, Born: 1956	2006

Treasurer
Treasurer, John Hancock Funds (since 2006), John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003–2005);
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President, John
Hancock Investment Management Services, Inc., John Hancock Advisers, LLC (since 2006) and The
Manufacturers Life Insurance Company (U.S.A.) (1998–2000).

33

Principal officers who are not Trustees (continued)

Name, year of birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

John G. Vrysen, Born: 1955	2005

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since
June 2007); Chief Operating Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III
and John Hancock Trust (since June 2007); Director, Executive Vice President and Chief Financial Officer,
the Adviser, The Berkeley Group and John Hancock Funds, LLC (until June 2007); Executive Vice President and Chief Financial Officer, John Hancock Investment Management Services, LLC (since 2005); Vice
President and Chief Financial Officer, MFC Global (U.S.) (since 2005); Director, John Hancock Signature
Services, Inc. (since 2005); Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (2005–June 2007); Vice President and General Manager, Fixed
Annuities, U.S. Wealth Management (until 2005); Vice President, Operations, Manulife Wood Logan
(2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit and Compliance Committee.

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

34

Why John Hancock Funds?

For more than three decades, John Hancock Funds has been helping individual, corporate and institutional clients reach their most important financial goals. With so many fund companies to choose from, why should you invest with us?

► A name you know and trust

When you invest with John Hancock Funds, you are investing with one of the most recognized and respected names in the financial services industry. Our parent company has been helping individuals and institutions increase and protect wealth since 1862.

► Solutions across the investing spectrum

We offer equity, income, international, sector and asset allocation investment solutions managed by leading institutional money managers. Each of our funds utilizes a disciplined, team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals.

► Committed to you

Our shareholders come first. We work hard to provide you with the products you need to build a solid financial foundation. We’re proud to offer you award-winning services and tools, like the www.jhfunds.com Web site, to help you every step of the way.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Advisers, LLC	The Bank of New York	Kirkpatrick & Lockhart
601 Congress Street	One Wall Street	Preston Gates Ellis LLP
Boston, MA 02210-2805	New York, NY 10286	One Lincoln Street
Boston, MA 02111-2950
Subadviser	Transfer agent
MFC Global Investment	John Hancock Signature	Independent registered public
Management (U.S.), LLC	Services, Inc.	accounting firm
101 Huntington Avenue	P.O. Box 9510	PricewaterhouseCoopers LLP
Boston, MA 02199	Portsmouth, NH 03802-9510	125 High Street
Boston, MA 02110
Principal distributor
John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock Signature	John Hancock Signature
	Services, Inc.	Services, Inc.
	P.O. Box 9510	Mutual Fund Image Operations
	Portsmouth, NH 03802-9510	164 Corporate Drive
Portsmouth, NH 03801

Phone	Customer service representatives	1-800-225-5291
	EASI-Line	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the SEC’s Web site, www.sec.gov.

36

J O H N  H A N C O C K  F A M I L Y  O F  F U N D S

EQUITY	SECTOR
Balanced Fund	Financial Industries Fund
Classic Value Fund	Health Sciences Fund
Classic Value Fund II	Real Estate Fund
Classic Value Mega Cap Fund	Regional Bank Fund
Core Equity Fund	Technology Fund
Growth Fund	Technology Leaders Fund
Growth Opportunities Fund
Growth Trends Fund	INTERNATIONAL/GLOBAL
Intrinsic Value Fund	Global Opportunities Fund
Large Cap Equity Fund	Global Shareholder Yield Fund
Large Cap Select Fund	Greater China Opportunities Fund
Mid Cap Equity Fund	International Allocation Portfolio
Small Cap Equity Fund	International Classic Value Fund
Small Cap Fund	International Core Fund
Small Cap Intrinsic Value Fund	International Growth Fund
Sovereign Investors Fund
U.S. Core Fund	INCOME
U.S. Global Leaders Growth Fund	Bond Fund
Value Opportunities Fund	Government Income Fund
High Yield Fund
ASSET ALLOCATION	Investment Grade Bond Fund
Lifecycle 2010 Portfolio	Strategic Income Fund
Lifecycle 2015 Portfolio
Lifecycle 2020 Portfolio	TAX - FREE INCOME
Lifecycle 2025 Portfolio	California Tax-Free Income Fund
Lifecycle 2030 Portfolio	High Yield Municipal Bond Fund
Lifecycle 2035 Portfolio	Massachusetts Tax-Free Income Fund
Lifecycle 2040 Portfolio	New York Tax-Free Income Fund
Lifecycle 2045 Portfolio	Tax-Free Bond Fund
Lifecycle Retirement Portfolio
Lifestyle Aggressive Portfolio	MONEY MARKET
Lifestyle Balanced Portfolio	Money Market Fund
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio	CLOSED - END
Lifestyle Moderate Portfolio	Bank and Thrift Opportunity Fund
Income Securities Trust
Investors Trust
Patriot Premium Dividend Fund II
Preferred Income Fund
Preferred Income II Fund
Preferred Income III Fund
Tax-Advantaged Dividend Income Fund
Tax-Advantaged Global Shareholder Yield Fund

A Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus includes this and other important information about the Fund. To obtain a prospectus, contact your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds. com

Now available: electronic delivery
www.jhfunds. com/edelivery

This report is for the information of the shareholders of John Hancock Regional Bank Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

0100A 10/07
12/07

John Hancock
MUTUAL FUNDS

John Hancock
Small Cap Equity Fund

Annual Report
10.31.07

Your fund at a glance

Managers’ report
page 2

A look at performance
page 6

Your expenses
page 8

Fund’s investments
page 10

Financial statements
page 15

Notes to financial
statements
page 23

Trustees and officers
page 37

For more information
page 44

CEO corner

To Our Shareholders,

Volatility returned to the U.S. stock market in the 12-month period ended October 31, 2007; however, stocks still posted a strong gain of 14.56%, as measured by the Standard & Poor’s 500 Index. The market experienced a particularly sharp downturn in August, as the subprime mortgage market’s woes increased. Rising defaults and an ensuing credit crunch caused heightened fears about their potential impact on U.S. economic growth. Foreign markets felt some ripple effects from the subprime issue, but they continued nonetheless to benefit from solid economic growth and outperformed the U.S. market in this period.

During this period of volatility, the U.S. stock market also passed a significant milestone — the broad Standard & Poor’s 500 Index climbed beyond the record it had set seven years ago. From its peak in March 2000, the stock market spiraled downward three consecutive years, bottoming in 2002. The upturn began in 2003, and the market has advanced each year since, finally setting a new high for the first time on May 30, 2007. During that period, the S&P 500 Index experienced five significant short-term sell-offs of 6% or more, with the August subprime-induced meltdown being the most recent.

This nearly complete market cycle highlights the importance of two investment principles you have heard us speak of often: diversification and patience. By allocating your investments among different asset classes, investment styles and portfolio managers, you are likely to be well represented through all phases of a complete market cycle, with the winners helping to cushion the fall of the losers.

The challenge for investors with a diversified portfolio is to properly evaluate your investments to tell the difference between an underperforming manager and an out-of-favor style, while also understanding the role each investment plays in your portfolio. That’s where your financial professional can provide true value. He or she can help you make those assessments and also counsel patience, because a properly diversified portfolio by its very nature will typically have something lagging or out of favor — a concept that can be difficult to live with, but necessary to embrace. If everything in your portfolio is “working,” then you are not truly diversified, but rather are leveraged to the current market and the flavor of the day. If so, you are bound to be out of step in the near future.

The recent volatility in the securities markets has prompted many investors to question how long this type of market cycle will last. History tells us it will indeed end and that when it does, today’s leaders may well turn into laggards and vice versa. The subprime mortgage market woes are just the latest example of why investors should be both patient and well-diversified. For with patience and a diversified portfolio, it could be easier to weather the market’s twists and turns and reach your long-term goals.

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of October 31, 2007. They are subject to change at any time.

Your fund at a glance

The Fund seeks capital appreciation by normally investing at least 80% of its assets in equity securities of small-capitalization companies in the range of the Russell 2000 Index.

Over the last twelve months

► Stocks posted double-digit gains despite a litany of challenges and increased market volatility.

► The portfolio underperformed its benchmark index and peer group because of sector trends and disappointing security selection.

►  Energy and industrials stocks had the biggest negative impact on results, while technology and health care stocks contributed favorably to performance.

Top 10 issuers

Force Protection, Inc.	3.0%	Comtech Telecommunications Corp.	2.2%

Euronet Worldwide, Inc.	3.0%	InterOil Corp.	2.1%

FormFactor, Inc.	2.4%	ATP Oil & Gas Corp.	2.0%

NuVasive, Inc.	2.3%	Allscripts Healthcare Solutions, Inc.	2.0%

Medis Technologies Ltd.	2.3%	FTI Consulting, Inc.	2.0%

As a percentage of net assets on October 31, 2007.

Managers’ report

John Hancock
Small Cap Equity Fund

In an increasingly volatile market environment, small-cap stocks generated solid gains during the year ended October 31, 2007, though they trailed the broader stock market. The Russell 2000 Index returned 9.27% for the 12-month period, while the broad Standard & Poor’s 500 Index returned 14.56% .

Stocks rallied sharply in the first half of the period thanks to robust merger activity and better-than-expected corporate profits. The latter half of the period brought a litany of challenges as the U.S. economy continued to slow, earnings growth decelerated, energy prices soared to record highs and the subprime lending industry experienced a meltdown that led to a seize-up in the mortgage and credit markets. Consequently, day-to-day volatility increased markedly as the stock market lurched up and down and investors rotated swiftly in and out of various sectors and industries. Nonetheless, stocks managed to maintain their upward trajectory as the Federal Reserve cut short-term interest rates twice to help stabilize the credit markets.

Within the small-cap segment of the market, growth stocks reasserted their dominance over value after lagging for much of the past seven years. The Russell 2000 Growth Index returned 16.73% for the reporting period, while the Russell 2000 Value Index returned 2.05% .

Fund performance

For the year ended October 31, 2007, John Hancock Small Cap Equity Fund’s Class A, Class B, Class C, Class I and Class R1 shares

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE . . AND WHAT’S BEHIND THE NUMBERS

Concur	▲	Travel and expense management software maker acquired a
Technologies		competitor, strengthening its industry position

NuVasive	▲	Spine surgery systems developer benefited from consolidation speculation in the industry
McCormick &	▼	Seafood restaurant chain declined after reporting a deceleration in its
Schmick’s		sales forecast

Portfolio Managers, MFC Global Investment Management (U.S.), LLC
Alan E. Norton, CFA, and Henry E. Mehlman, CFA

“In an increasingly volatile market
environment, small-cap stocks
generated solid gains during the
year ended October 31, 2007,
though they trailed the broader
stock market.”

posted total returns of 11.82%, 11.07%, 11.07%, 12.49% and 11.45%, respectively, at net asset value. This performance trailed the 18.99% average return of Morningstar’s small growth fund category1, the 11.55% return of the Fund’s old benchmark index, the Standard & Poor’s SmallCap 600 Index and the 16.73% return of its benchmark going forward, the Russell 2000 Growth Index, which better represents its strategy of investing in small-cap growth stocks. Keep in mind that your net asset value return will differ from the Fund’s performance if you were not invested in the Fund for the entire period or did not reinvest all distributions. See pages six and seven for historical performance information.

Although the Fund outperformed the broad small-cap indexes, it fell short of its growth-oriented benchmark index and Morningstar peer group average. The best-performing sectors in the benchmark were non-traditional growth areas such as utilities, materials and energy — sectors in which the portfolio held underweight positions. We continued to focus on our balanced, disciplined approach of investing in high-quality, small-cap companies with reliable earnings growth, excellent profit margins and healthy balance sheets, as well as experienced management and a leading market position. While we had success in our largest sector weightings — information technology and health care — it wasn’t enough to offset the shortfall elsewhere.

Energy and industrials detracted

The Fund’s energy and industrial holdings had the biggest negative impact on performance compared with the benchmark index. In the energy sector, coal producer Evergreen Energy, Inc. declined amid doubts regarding the

Small Cap Equity Fund

company’s cleaner-burning coal technology, leading us to eliminate the stock from the portfolio. InterOil Corp., a Canadian oil and gas resource company operating in Papua New Guinea, reported larger-than-expected losses and failed to find a commercial amount of oil in one of its Papua New Guinea wells. However, the company found enough natural gas to justify the construction of a liquefied natural gas facility, and we are hopeful that further exploration will turn up additional gas and oil reserves.

Among the Fund’s industrial stocks, the weakest performer was trucking company Celadon Group, Inc. Celadon is one of only a handful of trucking companies that are licensed to haul freight between all of the NAFTA countries (the U.S., Mexico and Canada). Unfortunately, the slowing economy has led to excess capacity and lower freight rates in the trucking industry and, as a result, Celadon’s recent earnings reports have been disappointing.

The biggest individual detractor in the portfolio was Trident Microsystems, Inc., which manufactures video-processing chips for large-screen LCD televisions. Trident’s primary customers include Sony, Samsung and Philips. Lost market share by these companies to lower-cost brands led investors to question the sustainability of Trident’s leading position in the industry.

Benefiting from merger activity

On the positive side, takeovers contributed favorably to portfolio performance during the period. Eight companies in the portfolio have agreed to be acquired or taken private since the beginning of 2007, including three of the top six performance contributors, and all of them at a premium to their respective share prices at the time of the agreement.

We believe that the larger, mature companies making the acquisitions are looking for some of the same characteristics we are — robust organic growth rates and innovative new product development. Recent examples from the portfolio include digital marketing firm aQuantive, Inc., which was acquired by software giant Microsoft; spinal disorder treatment company Kyphon, Inc., which was bought by leading medical products maker Medtronic; lighting systems

SECTOR DISTRIBUTION[2]
Information technology	23%
Health care	23%
Consumer discretionary	19%
Industrials	13%
Financials	10%
Energy	5%
Telecommunication
services	4%
Materials	1%
Consumer staples	1%

Small Cap Equity Fund

manufacturer Color Kinetics, Inc., which was acquired by Dutch electronics conglomerate Philips; and IT automation company Opsware, Inc., which was bought by computer titan Hewlett-Packard.

“On the positive side, takeovers
contributed favorably to portfolio
performance during the period.”

Other portfolio holdings that benefited substantially from takeovers included Adeza Biomedical, which makes diagnostic products for pregnancy-related disorders, and Intralase, which makes vision correction lasers. Adeza was bought by Cytyc, while Intralase was acquired by Advanced Medical Optics.

We believe this merger trend could continue, which could provide further benefits to the portfolio going forward.

Outlook

Despite the challenging and rapidly changing market environment, we believe the outlook for small-cap stocks appears promising over the next 12 months. Price-earnings ratios remain reasonable on a historical basis, balance sheets are strong (with the exception of the financial sector) and there is room for profit margin improvement. In addition, a number of small-cap companies — including many within the portfolio — are increasing the percentage of their business that comes from overseas, where economic growth is expected to be stronger than in the domestic economy.

We also think that, once the unsettled credit markets stabilize, merger and acquisition activity will pick back up, though at a slower pace than in the past couple of years.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Investments in small companies involve greater risks than those in larger, more well-known companies. See the prospectus for the risks of investing in small-cap stocks.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on October 31, 2007.

Small Cap Equity Fund

A look at performance

For the periods ended October 31, 2007

		Average annual returns				Cumulative total returns
		with maximum sales charge (POP)				with maximum sales charge (POP)

	Inception				Since				Since
Class	date	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

A	1-3-94	6.22%	15.38%	8.22%	—	6.22%	104.49%	120.40%	—

B	1-3-94	6.07	15.52	8.18	—	6.07	105.76	119.46	—

C	5-1-98	10.07	15.75	—	7.85%	10.07	107.76	—	104.98%

I1	8-15-01	12.49	17.27	—	3.83	12.49	121.77	—	26.31

R1 [1]	8-5-03	11.45	—	—	14.90	11.45	—	—	80.16

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I and Class R1 shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The gross expenses are as follows: Class A — 1.42%, Class B — 2.12%, Class C — 2.12%, Class I — 0.85%, Class R1 — 1.81% .

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund’s Class I and Class R1 share prospectuses.

Small Cap Equity Fund

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Small Cap Equity Fund Class A shares for the period indicated. For comparison, we’ve shown the same investment in three separate indexes.

			With
	Period	Without	maximum
Class	beginning	sales charge	sales charge	Index 1	Index 2	Index 3

B2	10-31-97	$21,946	$21,946	$15,912	$21,604	$26,176

C2	5-1-98	20,498	20,498	14,428	19,227	23,004

I3	8-15-01	12,631	12,631	16,407	18,662	20,021

R1 [3]	8-5-03	18,016	18,016	18,599	19,008	19,935

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C, Class I and Class R1 shares, respectively, as of October 31, 2007. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Russell 2000 Growth Index — Index 1 — is an unmanaged index that measures performance of those companies within the Russell 2000 index with high price-to-book ratios and higher forecasted values.

Russell 2000 Index — Index 2 — is an unmanaged index composed of 2,000 U.S. small-capitalization stocks.

Standard & Poor’s SmallCap 600 Index — Index 3 — is an unmanaged index of 600 U.S. small-sized companies.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

2 No contingent deferred sales charge applicable.

3 For certain types of investors as described in the Fund’s Class I and Class R1 share prospectuses.

Small Cap Equity Fund

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2007, with the same investment held until October 31, 2007.

	Account value	Ending value	Expenses paid during
	on 5-1-07	on 10-31-07	period ended 10-31-07[1]

Class A	$1,000.00	$1,083.50	$7.19

Class B	1,000.00	1,079.70	10.81

Class C	1,000.00	1,079.10	10.81

Class I	1,000.00	1,085.80	4.31

Class R1	1,000.00	1,081.30	9.34

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2007, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Small Cap Equity Fund

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on May 1, 2007, with the same investment held until October 31, 2007. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 5-1-07	on 10-31-07	period ended 10-31-07[1]

Class A	$1,000.00	$1,018.30	$6.96

Class B	1,000.00	1,014.80	10.48

Class C	1,000.00	1,014.80	10.48

Class I	1,000.00	1,021.07	4.18

Class R1	1,000.00	1,016.23	9.05

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.37%, 2.07%, 2.07%, 0.82% and 1.78% for Class A, Class B, Class C, Class I and Class R1, respectively, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 or 366] (to reflect the one-half year period).

Small Cap Equity Fund

Fund’s investments

F I N A N C I A L  S T A T E M E N T S

Securities owned by the Fund on 10-31-07

This schedule is divided into three main categories: common stocks, warrants and short-
term investments. Common stocks and warrants are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 100.92%		$772,597,147

(Cost $685,586,921)

Aerospace & Defense 5.30%		40,590,871

Aerovironment, Inc. (I)	415,626	10,694,057

Argon ST, Inc. (I)	160,589	3,245,504

Force Protection, Inc. (I)	186,900	3,345,510

Force Protection, Inc. (I)(K)	1,302,000	23,305,800

Apparel Retail 1.08%		8,231,848

Hibbett Sports, Inc. (I)	348,955	8,231,848

Biotechnology 2.45%		18,775,106

Exelixis, Inc. (I)	687,250	7,559,750

Martek Biosciences Corp. (I)	265,200	8,101,860

Sequenom, Inc. (I)(K)	345,944	3,113,496

Broadcasting & Cable TV 2.22%		17,030,889

Acacia Research — Acacia Technologies (I)	823,703	13,599,337

XM Satellite Radio Holdings, Inc. (Class A) (I)	258,400	3,431,552

Building Products 0.02%		154,360

Modtech Holdings, Inc. (I)	90,800	154,360

Casinos & Gaming 3.73%		28,576,169

Bally Technologies, Inc. (I)	344,900	13,909,817

Pinnacle Entertainment, Inc. (I)	281,000	8,205,200

Progressive Gaming International Corp. (I)	1,250,000	4,975,000

Progressive Gaming International Corp. (I)(K)	439,300	1,486,152

Communications Equipment 0.43%		3,260,250

SeaChange International, Inc. (I)	525,000	3,260,250

Computer Hardware 0.63%		4,810,344

Stratasys, Inc. (I)	184,800	4,810,344

Computer Storage & Peripherals 1.09%		8,384,991

LaserCard Corp. (I)(W)	875,260	8,384,991

Construction & Engineering 1.86%		14,220,003

Stantec, Inc. (Canada) (F)(I)	365,130	14,220,003

Consumer Finance 1.19%		9,109,830

Infinity Property & Casualty Corp.	226,500	9,109,830

See notes to financial statements

Small Cap Equity Fund

F I N A N C I A L  S T A T E M E N T S

Issuer	Shares	Value

Distributors 1.03%		$7,873,952

LKQ Corp. (I)	204,200	7,873,952

Diversified Banks 0.81%		6,195,200

PrivateBancorp, Inc.	220,000	6,195,200

Diversified Chemicals 0.21%		1,576,785

American Vanguard Corp.	88,733	1,576,785

Diversified Commercial & Professional Services 3.32%		25,419,759

Hill International, Inc. (I)	789,055	8,087,814

Providence Service Corp. (I)	366,050	11,636,729

Team, Inc. (I)	176,925	5,695,216

Diversified Financial Services 5.03%		38,536,515

Euronet Worldwide, Inc. (I)	726,000	23,253,780

FTI Consulting, Inc. (I)	281,450	15,282,735

Diversified Metals & Mining 0.41%		3,122,000

Fushi International, Inc. (I)(K)	223,000	3,122,000

Drug Retail 1.17%		8,927,182

Matrixx Initiatives, Inc. (I)(W)	515,724	8,927,182

Electrical Components & Equipment 2.29%		17,518,086

Medis Technologies Ltd. (I)	1,253,082	17,518,086

Electronic Equipment Manufacturers 2.90%		22,240,530

FARO Technologies, Inc. (I)	322,395	9,272,080

Measurement Specialties, Inc. (I)	467,500	12,968,450

Food Distributors 0.85%		6,500,340

Smart Balance, Inc. (I)	539,000	6,500,340

Health Care Equipment 9.25%		70,843,831

Caliper Life Sciences, Inc. (I)	919,254	5,441,984

Electro-Optical Sciences, Inc. (I)(W)	697,200	3,688,188

Electro-Optical Sciences, Inc. (I)(K)(W)	177,590	939,451

Neurometrix, Inc. (I)	419,250	3,605,550

NuVasive, Inc. (I)	409,435	17,519,724

ResMed, Inc. (I)	256,800	10,639,224

SenoRx, Inc. (I)	485,850	4,406,660

Somanetics Corp. (I)	550,000	10,703,000

Sonosite, Inc.	395,000	13,900,050

Health Care Services 4.49%		34,391,824

Allscripts Healthcare Solutions, Inc. (I)	552,000	15,290,400

Genoptix, Inc. (I)	22,121	546,389

HealthExtras, Inc. (I)	387,750	11,299,035

Spectranetics Corp. (I)	453,500	7,256,000

Health Care Supplies 1.81%		13,860,437

ev3, Inc. (I)	442,260	6,492,377

Northstar Neuroscience, Inc. (I)	556,080	7,368,060

See notes to financial statements

Small Cap Equity Fund

F I N A N C I A L  S T A T E M E N T S

Issuer	Shares	Value

Health Care Technology 1.39%		$10,661,852

AMAG Pharmaceuticals, Inc. (I)	163,150	10,661,852

Home furnishing Retail 0.65%		4,997,482

Select Comfort Corp. (I)	437,225	4,997,482

Human Resource & Employment Services 1.26%		9,609,544

Barrett Business Services, Inc. (I)(W)	565,600	9,609,544

Industrial Machinery 2.05%		15,669,136

Flow International Corp. (I)	879,000	7,392,390

Raven Industries, Inc.	191,547	8,276,746

Internet Software & Services 2.32%		17,787,621

Constant Contact, Inc. (I)	15,294	380,821

DivX, Inc. (I)	498,250	6,243,072

VistaPrint Ltd. (Bermuda) (F)(I)	234,680	11,163,728

Investment Banking & Brokerage 0.91%		6,990,075

FCStone Group, Inc. (I)	198,300	6,990,075

Metal & Glass Containers 0.25%		1,915,821

Mobile Mini, Inc. (I)	106,850	1,915,821

Movies & Entertainment 1.40%		10,708,137

Imax Corp. (Canada) (F)(I)(W)	2,079,250	10,708,137

Oil & Gas Drilling 3.13%		23,956,867

InterOil Corp. (Canada) (F)(I)	684,750	15,927,285

TETRA Technologies, Inc. (I)	407,800	8,029,582

Oil & Gas Equipment & Services 1.65%		12,644,280

Superior Energy Services, Inc. (I)	341,000	12,644,280

Oil & Gas Exploration & Production 2.01%		15,361,197

ATP Oil & Gas Corp. (I)	267,850	15,361,197

Pharmaceuticals 2.58%		19,756,921

Inspire Pharmaceuticals, Inc. (I)	933,000	5,821,920

Medicis Pharmaceutical Corp. (Class A)	469,350	13,935,001

Property & Casualty Insurance 1.12%		8,546,700

ProAssurance Corp. (I)	155,000	8,546,700

Regional Banks 3.03%		23,171,158

Boston Private Financial Holdings, Inc.	137,700	3,960,252

IBERIABANK Corp.	173,475	8,599,156

Pacific Mercantile Bancorp. (I)	300,000	4,263,000

Umpqua Holdings Corp.	375,000	6,348,750

Restaurants 2.24%		17,134,504

McCormick & Schmick’s Seafood Restaurants, Inc. (I)	504,090	8,559,448

Texas Roadhouse, Inc. (Class A) (I)	676,800	8,575,056

See notes to financial statements

Small Cap Equity Fund

F I N A N C I A L  S T A T E M E N T S

Issuer	Shares	Value

Semiconductor Equipment 5.46%		$41,809,414

Cymer, Inc. (I)	296,500	12,601,250

FormFactor, Inc. (I)	462,962	18,106,444

Mattson Technology, Inc. (I)	1,279,000	11,101,720

Semiconductors 2.79%		21,343,122

NetLogic Microsystems, Inc. (I)	317,250	10,532,700

Trident Microsystems, Inc. (I)	1,435,647	10,810,422

Specialized Consumer Services 0.22%		1,692,600

Smith & Wesson Holding Corp. (I)	140,000	1,692,600

Specialized Finance 1.03%		7,873,364

Portfolio Recovery Associates, Inc. (I)	174,537	7,873,364

Specialty Stores 1.08%		8,244,632

A.C. Moore Arts & Crafts, Inc. (I)	493,100	8,244,632

Steel 1.31%		10,034,168

Haynes International, Inc. (I)	114,650	10,034,168

Systems Software 3.61%		27,665,384

Access Integrated Technologies, Inc. (I)	666,500	3,092,560

Concur Technologies, Inc. (I)	386,850	13,942,074

Progress Software Corp. (I)	325,000	10,630,750

Technology Distributors 1.61%		12,344,616

iRobot Corp. (I)	682,400	12,344,616

Telecommunication Services 2.20%		16,871,750

Comtech Telecommunications Corp. (I)	311,000	16,871,750

Trucking 0.71%		5,438,400

Celadon Group, Inc. (I)	679,800	5,438,400

Wireless Telecommunication Services 1.33%		10,217,300

I.D. Systems, Inc. (I)(W)	830,000	10,217,300

Issuer	Shares	Value

Warrants 0.00%		$0
(Cost $0)

Health Care Equipment 0.00%		0

Electro-Optical Sciences, Inc. (B)	26,639	0

Systems Software 0.00%		0

Access Integrated Technologies, Inc. (B)	75,000	0

See notes to financial statements

Small Cap Equity Fund

F I N A N C I A L  S T A T E M E N T S

	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value

Short-term investments 0.99%			$7,594,000
(Cost $7,594,000)

Joint Repurchase Agreement 0.99%			7,594,000

Repurchase Agreement with Barclays Plc dated 10-31-07 at
4.550% to be repurchased at $7,594,960 on 11-1-07,
collateralized by $7,215,339 of U.S. Treasury Inflation
Indexed Bond, 2.375%, due 1-15-27 (valued at $7,745,880,
including interest)	4.550%	$7,594	7,594,000

Total investments (Cost $693,180,921) 101.91%			$780,191,147

Other assets and liabilities, net (1.91%)			($14,600,840)

Total net assets 100.00%			$765,590,307

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

(B) This security is fair valued in good faith under procedures established by the Board of Trustees. This security amounted to $0.00 or 0.00% of the Fund’s net assets as of October 31, 2007.

(F) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

(I) Non-income-producing security.

(K) Direct placement securities are restricted to resale. The Fund may be unable to sell a direct placement security and it may be more difficult to determine a market value for a direct placement security. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a direct placement security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

Additional information on these securities is shown below:

			Value as a
			percentage
	Acquisition	Acquisition	of Fund's	Value as of
Issuer, description	date	cost	net assets	October 31, 2007

Electro Optical Sciences, Inc.
common stock	10-31-06	$1,012,263	0.12%	$939,451

Force Protection, Inc.
common stock	7-21-06	8,665,950	3.05	23,305,800

Fushi International, Inc.*
common stock	10-25-07	3,122,000	0.41	3,122,000

Progressive Gaming International Corp.
common stock	8-15-07	1,976,850	0.19	1,486,152

Sequenom, Inc.*
common stock	10-29-07	3,113,496	0.41	3,113,496

Total			4.18%	$31,966,899

* These securities are fair valued in good faith under procedures established by the Board of Trustees. These securities amounted to $6,235,496 or 0.81% of the Fund’s net assets as of October 31, 2007.

(W) The Fund holds 5% or more of the outstanding voting securities of the issuer.

See notes to financial statements

Small Cap Equity Fund

Financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of assets and liabilities 10-31-07

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (cost $619,135,256)	$727,716,354
Investments in affiliated issuers, at value (cost $74,045,665)	52,474,793
Total investments, at value (cost $693,180,921)	780,191,147
Cash	6,235,879
Receivable for investments sold	10,194,097
Receivable for shares sold	428,007
Dividends and interest receivable	17,070
Other assets	243,639
Total assets	797,309,839

Liabilities

Foreign currency due to custodian at value (cost $319)	352
Payable for investments purchased	19,288,126
Payable for shares repurchased	11,164,974
Payable for options written, at value (premiums received $73,328)	75,649
Payable to affiliates
Management fees	502,690
Distribution and service fees	48,503
Other	190,617
Other payables and accrued expenses	448,621
Total liabilities	31,719,532

Net assets

Capital paid-in	909,878,184
Accumulated net realized loss on investments, options written
and foreign currency transactions	(231,155,277)
Net unrealized appreciation of investments, options written
and translation of assets and liabilities in foreign currencies	87,007,872
Accumulated net investment loss	(140,472)
Net assets	$765,590,307

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($538,894,848 ÷ 21,906,586 shares)	$24.60
Class B ($146,363,372 ÷ 6,428,814 shares)[1]	$22.77
Class C ($43,397,186 ÷ 1,906,000 shares)[1]	$22.77
Class I ($33,975,969 ÷ 1,328,545 shares)	$25.57
Class R1 ($2,958,932 ÷ 121,590 shares)	$24.34

Maximum offering price per share
Class A2 ($24.60 ÷ 95.0%)	$25.89

1 Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Small Cap Equity Fund

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 10-31-07

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$1,300,501
Securities lending	514,310
Interest	374,540
Total investment income	2,189,351

Expenses

Investment management fees (Note 2)	5,777,155
Distribution and service fees (Note 2)	3,896,991
Class A, B and C transfer agent fees (Note 2)	2,568,390
Class I transfer agent fees (Note 2)	14,596
Class R1 transfer agent fees (Note 2)	13,563
Accounting and legal services fees (Note 2)	105,187
Printing fees	137,606
Custodian fees	130,906
Blue sky fees	64,637
Professional fees	51,441
Trustees’ fees	35,702
Securities lending fees	14,699
Miscellaneous	115,180

Total expenses	12,926,053

Net investment loss	(10,736,702)

Realized and unrealized gain (loss)

Net realized gain on
Investments in unaffiliated issuers	91,016,354
Investments in affiliated issuers	(1,202,941)
Options written	451,843
Foreign currency transactions	680
90,265,936
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	18,198,624
Investments in affiliated issuers	(7,029,773)
Options written	(2,321)
Translation of assets and liabilities in foreign currencies	(33)
11,166,497
Net realized and unrealized gain	101,432,433

Increase in net assets from operations	$90,695,731

See notes to financial statements

Small Cap Equity Fund

F I N A N C I A L  S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of
Fund share transactions.

	Year	Year
	ended	ended
	10-31-06	10-31-07

Increase (decrease) in net assets

From operations
Net investment loss	($8,735,854)	($10,736,702)
Net realized gain	30,063,910	90,265,936
Change in net unrealized appreciation (depreciation)	(19,507,641)	11,166,497
Increase in net assets resulting from operations	1,820,415	90,695,731
From Fund share transactions (Note 4)	459,052,636	(214,108,831)
Total increase (decrease)	460,873,051	(123,413,100)

Net assets

Beginning of year	428,130,356	889,003,407
End of year[1]	$889,003,407	$765,590,307

1 Includes accumulated net investment loss of $140,472 and $140,472, respectively.

See notes to financial statements

Small Cap Equity Fund

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

Period ended	10-31-03	10-31-04	10-31-05	10-31-06	10-31-07

Per share operating performance

Net asset value, beginning of period	$11.43	$15.61	$17.38	$20.00	$22.00
Net Investment loss[1]	(0.12)	(0.13)	(0.20)	(0.21)	(0.26)
Net realized and unrealized
gain on investments	4.30	1.90	2.82	2.21	2.86
Total from investment operations	4.18	1.77	2.62	2.00	2.60
Net asset value, end of period	$15.61	$17.38	$20.00	$22.00	$24.60
Total return[2] (%)	36.57	11.34[3]	15.07[3]	10.00[3]	11.82

Ratios and supplemental data

Net assets, end of period
(in millions)	$220	$213	$214	$620	$539
Ratio of net expenses to average
net assets (%)	1.83	1.48	1.42	1.40	1.40
Ratio of gross expenses to average
net assets (%)	1.83	1.51[4]	1.47[4]	1.42[4]	1.40
Ratio of net investment loss
to average net assets (%)	(0.91)	(0.79)	(1.05)	(1.00)	(1.14)
Portfolio turnover (%)	52	54	38	30	35

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Does not take into consideration expense reductions during the periods shown.

See notes to financial statements

Small Cap Equity Fund

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS B SHARES

Period ended	10-31-03	10-31-04	10-31-05	10-31-06	10-31-07

Per share operating performance

Net asset value, beginning of period	$10.96	$14.85	$16.43	$18.77	$20.50
Net Investment loss[1]	(0.19)	(0.24)	(0.31)	(0.34)	(0.40)
Net realized and unrealized
gain on investments	4.08	1.82	2.65	2.07	2.67
Total from investment operations	3.89	1.58	2.34	1.73	2.27
Net asset value, end of period	$14.85	$16.43	$18.77	$20.50	$22.77
Total return[2] (%)	35.49	10.64[3]	14.24[3]	9.22[3]	11.07

Ratios and supplemental data

Net assets, end of period
(in millions)	$191	$168	$140	$189	$146
Ratio of net expenses to average
net assets (%)	2.53	2.18	2.12	2.10	2.10
Ratio of gross expenses to average
net assets (%)	2.53	2.21[4]	2.17[4]	2.12[4]	2.10
Ratio of net investment loss
to average net assets (%)	(1.61)	(1.48)	(1.75)	(1.71)	(1.84)
Portfolio turnover (%)	52	54	38	30	35

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Does not take into consideration expense reductions during the periods shown.

See notes to financial statements

Small Cap Equity Fund

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS C SHARES

Period ended	10-31-03	10-31-04	10-31-05	10-31-06	10-31-07

Per share operating performance
Net asset value, beginning of period	$10.96	$14.86	$16.43	$18.77	$20.50
Net Investment loss[1]	(0.20)	(0.24)	(0.31)	(0.35)	(0.40)
Net realized and unrealized
gain on investments	4.10	1.81	2.65	2.08	2.67
Total from investment operations	3.90	1.57	2.34	1.73	2.27
Net asset value, end of period	$14.86	$16.43	$18.77	$20.50	$22.77
Total return[2] (%)	35.58	10.57[3]	14.24[3]	9.22[3]	11.07

Ratios and supplemental data

Net assets, end of period
(in millions)	$74	$59	$48	$54	$43
Ratio of net expenses to average
net assets (%)	2.52	2.17	2.12	2.10	2.10
Ratio of gross expenses to average
net assets (%)	2.52	2.20[4]	2.17[4]	2.12[4]	2.10
Ratio of net investment loss
to average net assets (%)	(1.61)	(1.47)	(1.75)	(1.71)	(1.84)
Portfolio turnover (%)	52	54	38	30	35

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Does not take into consideration expense reductions during the periods shown.

See notes to financial statements

Small Cap Equity Fund

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS I SHARES

Period ended	10-31-03	10-31-04	10-31-05	10-31-06	10-31-07

Per share operating performance

Net asset value, beginning of period	$11.53	$15.86	$17.77	$20.56	$22.73
Net Investment loss[1]	(0.02)	(0.03)	(0.10)	(0.10)	(0.14)
Net realized and unrealized
gain on investments	4.35	1.94	2.89	2.27	2.98
Total from investment operations	4.33	1.91	2.79	2.17	2.84
Net asset value, end of period	$15.86	$17.77	$20.56	$22.73	$25.57
Total return[2] (%)	37.55	12.04	15.70	10.55	12.49

Ratios and supplemental data

Net assets, end of period
(in millions)	$17	$21	$25	$23	$34
Ratio of net expenses to average
net assets (%)	1.03	0.86	0.87	0.85	0.83
Ratio of net investment loss
to average net assets (%)	(0.12)	(0.19)	(0.50)	(0.45)	(0.59)
Portfolio turnover (%)	52	54	38	30	35

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

See notes to financial statements

Small Cap Equity Fund

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS R1 SHARES

Period ended	10-31-03[1]	10-31-04	10-31-05	10-31-06	10-31-07[2]

Per share operating performance

Net asset value, beginning of period	$13.51	$15.60	$17.35	$19.96	$21.84
Net Investment loss[3]	(0.03)	(0.16)	(0.20)	(0.30)	(0.35)
Net realized and unrealized
gain on investments	2.12	1.91	2.81	2.18	2.85
Total from investment operations	2.09	1.75	2.61	1.88	2.50
Net asset value, end of period	$15.60	$17.35	$19.96	$21.84	$24.34
Total return[4] (%)	15.47[5]	11.22	15.04	9.42	11.45

Ratios and supplemental data

Net assets, end of period
(in millions)	—[6]	—[6]	$2	$2	$3
Ratio of net expenses to average
net assets (%)	1.66[7]	1.62	1.44	1.81	1.82
Ratio of net investment loss
to average net assets (%)	(0.86)[7]	(0.96)	(1.07)	(1.43)	(1.56)
Portfolio turnover (%)	52[5]	54	38	30	35

1 Class R1 shares began operations on 8-5-03.

2 Effective 11-6-06, the Board of Trustees elected to change the name of Class R to Class R1.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Not annualized.

6 Less than $500,000.

7 Annualized.

See notes to financial statements

Small Cap Equity Fund

Notes to financial statements

Note 1
Accounting policies

John Hancock Small Cap Equity Fund (the Fund) is a diversified series of John Hancock Investment Trust II (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R1 shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (SEC) and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase. Effective March 31, 2007, Class R shares were redesignated as Class R1 shares.

Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation

The net asset value of Class A, Class B, Class C, Class I and Class R1 shares of the Fund is determined daily as of the close of the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Investments in John Hancock Cash Investment Trust (JHCIT), an affiliate of John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC), are valued at their net asset value each business day. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of

Small Cap Equity Fund

such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Joint repurchase agreement

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having a management contract with the Adviser, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translations

The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class A, Class B, Class C, Class I and Class R1 shares are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly iden-tifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a line of credit agreement with The Bank of New York Mellon (BNYM), the Swing Line Lender and Administrative Agent. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with BNYM, which permits borrowings of up to $100 million, collectively. Interest is charged to each fund based on its

Small Cap Equity Fund

borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2007.

Securities lending

The Fund has entered into an agreement with Morgan Stanley & Co. Incorporated and MS Securities Services Inc. (collectively, Morgan Stanley) which permits the Fund to lend securities to Morgan Stanley on a principal basis. It is presently anticipated that Morgan Stanley will be the primary borrower of securities of the Fund. The risk of having one primary borrower of Fund securities (as opposed to several borrowers) is that should Morgan Stanley fail financially, all securities lent will be affected by the failure and by any delays in recovery of the securities (or in the rare event, loss of rights in the collateral).

The Fund may lend portfolio securities from time to time in order to earn additional income. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. On the settlement date of the loan, the Fund receives collateral against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Any cash collateral received is invested in the JHCIT. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Fund receives compensation for lending their securities either in the form of fees, guarantees, and/or by retaining a portion of interest on the investment of any cash received as collateral. Prior to May 8, 2007, the Fund paid the Adviser $14,699 for security lending services relating to an arrangement which ended on May 7, 2007.

Options

The Fund may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Fund’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund’s exposure to the underlying instrument, and buying puts and writing calls will tend to decrease the Fund’s exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or notional) amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract’s terms (credit risk) or if the Fund is unable to offset a contract with a counterparty on a timely basis (liquidity risk). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund continuously monitors the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund’s Statement of Assets and Liabilities.

Small Cap Equity Fund

Written options for the year ended October 31, 2007 were as follows:
			NUMBER OF CONTRACTS	PREMIUMS RECEIVED

Outstanding, beginning of period			—	—
Options written			4,011	$880,397
Options closed			(1,170)	(354,158)
Options exercised			(1,355)	(202,776)
Options expired			(1,129)	(250,135)
Outstanding, end of period			357	$73,328

Summary of written options outstanding on October 31, 2007:

NAME OF	NUMBER OF	EXERCISE	EXPIRATION
ISSUER	CONTRACTS	PRICE	DATE	VALUE

CALLS
Bally Technologies	350	$40.00	Nov 2007	$73,500
Bally Technologies	7	40.00	Dec 2007	2,149
Total	357			$75,649

Forward foreign currency
exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund’s daily net asset value. The Fund records realized gains and losses at the time the forward foreign currency exchange contracts are closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transactions. The Fund had no open forward foreign currency exchange contracts on October 31, 2007.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $231,061,618 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2008 — $170,453, October 31, 2009 — $23,996,440, October 31, 2010 — $139,953,021, October 31, 2011 — $65,557,630 and October 31, 2014 — $1,384,074. Availability of a certain amount of the loss carryforward may be limited in a given year. The John Hancock Focused Small Cap Growth Fund was acquired on September 26, 2003, by the John Hancock Small Cap Growth Fund. The John Hancock Small Cap Growth Fund was acquired on April 7, 2006, by the John Hancock Small Cap Equity Fund.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal

Small Cap Equity Fund

years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of FIN 48 for regulated investment companies for an additional six months. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund’s net assets, results of operations and financial statement disclosures.

In September 2006, FASB Standard No. 157,  Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign dividends, when the Fund becomes aware of the dividends from cash collections. Interest income on investment securities is recorded on the accrual basis. Discounts/premiums are accreted/amortized for financial reporting purposes. Foreign income may be subject to foreign withholding taxes, capital gains and repatriation taxes imposed by certain countries in which the Fund invests, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. There were no distributions during the years ended October 31, 2006 and October 31, 2007. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Note 2
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.70% of the first $1,000,000,000 of the Fund’s average daily net asset value and (b) 0.685% of the Fund’s average daily net asset value in excess of $1,000,000,000. The effective rate for the management fee is 0.70% of the Fund’s average daily net asset value for the year ended October 31, 2007. The Fund has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, a subsidiary of John Hancock Financial Services, Inc. The Fund is not responsible for payment of subadvisory fees.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (JH Funds), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R1, pursuant to Rule 12b-1 under the 1940 Act, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30%, 1.00% and 1.00% and 0.50% average daily net asset value of Class A, Class B, Class C and Class R1, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the Financial Industry Regulatory Authority (formally the National Association of Securities Dealers). Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain

Small Cap Equity Fund

circumstances. In addition, under a Service Plan for Class R1 shares, the Fund pays up to 0.25% of Class R1 average daily net asset value for certain other services.

Expenses under the agreement described above for the year ended October 31, 2007, were as follows:

	Transfer	Distribution and
Share class	agent fees	service fees

Class A	$289,348	$1,736,088
Class B	83,528	1,670,557
Class C	23,852	477,043
Class I	14,596	—
Class R1	1,330	13,303
Total	$412,654	$3,896,991

Additionally, there are out-of-pocket expenses included in transfer agent fees.

Class A shares are assessed up-front sales charges. During the year ended October 31, 2007, JH Funds received net up-front sales charges of $247,772 with regard to sales of Class A shares. Of this amount, $27,366 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $186,973 was paid as sales commissions to unrelated broker-dealers and $33,433 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a related broker-dealer. The Adviser’s indirect parent, John Hancock Life Insurance Company (JHLICO), is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2007, CDSCs received by JH Funds amounted to $285,153 for Class B shares and $3,832 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an indirect subsidiary of JHLICO. The Fund pays a monthly fee which is based on an annual rate of $15.00 for each Class A shareholder account, $17.50 for each Class B shareholder account, $16.50 for each Class C shareholder account, $15.00 for each Class I shareholder account and $15.00 for each Class R1 shareholder account. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class’s average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of Class I average daily net asset value. Effective June 1, 2007, for the Class I shares the Fund pays a monthly transfer agent fee at a total annual rate of 0.04% of the Class I average daily net asset value. For Class R1 shares, the Funds pays a monthly transfer agent fee at an annual rate of 0.05% of Class R1 shares average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting, compliance and legal services for the Fund. The compensation for the year amounted to $105,187 with an effective rate of 0.01% of the Fund’s average daily net asset value.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation

Small Cap Equity Fund

liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note 3
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund believes the risk of loss to be remote.

Note 4
Fund share transactions

This listing illustrates the number of Fund shares sold, issued in reorganization and repurchased during the years ended October 31, 2006 and October 31, 2007, along with the corresponding dollar value.

	Year ended 10-31-06		Year ended 10-31-07
	Shares	Amount	Shares	Amount
Class A shares

Sold	4,059,692	$88,211,122	2,326,782	$53,939,895
Issued in reorganization	19,990,293	466,529,456	—	—
Repurchased	(6,538,284)	(139,814,860)	(8,621,053)	(199,399,217)
Net increase (decrease)	17,511,701	$414,925,718	(6,294,271)	($145,459,322)

Class B shares

Sold	500,004	$10,141,029	341,081	$7,324,931
Issued in reorganization	4,675,296	102,097,249	—	—
Repurchased	(3,426,759)	(68,699,904)	(3,129,627)	(67,443,805)
Net increase (decrease)	1,748,541	$43,538,374	(2,788,546)	($60,118,874)

Class C shares

Sold	206,524	$4,247,033	95,890	$2,084,534
Issued in reorganization	711,155	15,531,563	—	—
Repurchased	(817,335)	(16,390,982)	(836,922)	(17,920,725)
Net increase (decrease)	100,344	$3,387,614	(741,032)	($15,836,191)

Class I shares

Sold	455,003	$10,290,891	781,783	$18,312,846
Issued in reorganization	89,674	2,156,522	—	—
Repurchased	(727,716)	(15,793,795)	(468,208)	(11,260,948)
Net increase (decrease)	(183,039)	($3,346,382)	313,575	$7,051,898

Class R1 shares

Sold	71,176	$1,533,384	70,142	$1,609,939
Repurchased	(45,370)	(986,072)	(59,430)	(1,356,281)
Net increase	25,806	$547,312	10,712	$253,658

Net increase (decrease)	19,203,353	$459,052,636	(9,499,562)	($214,108,831)

Small Cap Equity Fund

Note 5
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2007, aggregated $288,009,224 and $486,518,269, respectively.

The cost of investments owned on October 31, 2007, including short-term investments, for federal income tax purposes was $693,207,727. Gross unrealized appreciation and depreciation of investments aggregated $170,592,729 and $83,609,309, respectively, resulting in net unrealized appreciation of $86,983,420. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note 6
Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the 1940 Act, are those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended October 31, 2007, is set forth below.

	Beginning	Ending
	share	share	Realized	Dividend	Ending
Affiliate	amount	amount	loss	income	value

Barrett Business Services, Inc.
bought: 80,000 shares
sold: none	485,600	565,600	—	$135,968	$9,609,544
Electro-Optical Sciences, Inc.
bought: none
sold: none	697,200	697,200	—	—	3,688,188
bought: none
sold: none[1]	177,590	177,590	—	—	939,451
I.D. Systems, Inc.
bought: 295,000 shares
sold: none	535,000	830,000	—	—	10,217,300
Imax Corp.
bought: 263,400 shares
sold: none	1,815,850	2,079,250	—	—	10,708,137
LaserCard Corp.
bought: 50,000
sold: 95,000 shares	920,260	875,260	$1,202,941	—	8,384,991
Matrixx Initiatives, Inc.
bought: 67,000 shares
sold: none	448,724	515,724	—	—	8,927,182

Totals			$1,202,941	$135,968	$52,474,793

1 Direct placement security.

Note 7
Reclassification of accounts

Capital accounts within financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period. During the year ended October 31, 2007, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $2,522,866, a decrease in accumulated net investment loss of $10,736,702 and a decrease in capital paid-in of $13,259,568. These reclassifications are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted

Small Cap Equity Fund

in the United States of America for book and tax differences in accounting for net operating losses and expiration of capital loss carryfor-wards. The calculation of net investment loss per share in the Fund’s Financial Highlights excludes these adjustments.

Note 8
Reorganization

On December 6, 2005, the shareholders of John Hancock Small Cap Growth Fund (Small Cap Growth Fund) approved an Agreement and Plan of Reorganization, which provided for the transfer of substantially all of the assets and liabilities of the Small Cap Growth Fund in exchange for Class A, Class B, Class C and Class I shares of the Fund. The acquisition was accounted for as a tax-free exchange of 19,990,293 Class A shares, 4,675,296 Class B shares, 711,155 Class C shares and 89,674 of Class I shares of the Fund for the net assets of the Small Cap Growth Fund, which amounted to $466,529,456, $102,097,249, $15,531,563 and $2,156,522 for Class A, Class B, Class C and Class I shares of the Small Cap Growth Fund, respectively, including the total of $13,183,486 of unrealized appreciation, after the close of business on April 7, 2006.

Small Cap Equity Fund

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the John Hancock Investment Trust II and Shareholders of
John Hancock Small Cap Equity Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Small Cap Equity Fund (the Fund) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 21, 2007

Tax information

Unaudited

The Fund paid no distributions during the tax year ended October 31, 2007. As a result, the 2007 U.S. Treasury Department Form 1099-DIV is not required to be mailed to shareholders.

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock Small Cap
Equity Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Investment Trust II (the Trust), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment Subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser) for the John Hancock Small Cap Equity Fund (the Fund). The Advisory Agreement with the Adviser and the Subadvisory Agreement with the Subadviser are collectively referred to as the Advisory Agreements.

At meetings held on May 7 and June 4–5, 2007, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/ Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group) each selected by Morningstar Inc. (Morningstar), an independent provider of investment company data, for a range of periods ended December 31, 2006, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group, (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser, (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale, (vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department, (vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. They principally considered performance and other information from Morningstar as of December 31, 2006. The Board also considered updated performance information provided to it by the Adviser or Subadviser at the May and June 2007 meetings. Performance and other information may be quite different as of the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2006. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s benchmark index. Morningstar determined the Category and Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board noted that the Fund’s performance during the 10-year period ended December 31, 2006 was higher than the performance of the Peer Group and Category medians, and its benchmark index, the Russell 2000 Growth Index. The Board noted that the Fund’s performance during the 1-, 3- and 5-year periods was lower than the performance of the Peer Group and Category medians, and its benchmark index. The Adviser reported that the Fund’s year-to-date performance showed improvements and provided information to the Board regarding factors contributing to the Fund’s performance results, as well as the Adviser’s outlook and investment strategy for the near future. The Board indicated its intent to continue to monitor the Fund’s performance trends.

Investment advisory fee and subadvisory fee
 rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group and Category. The Board noted that the Advisory Agreement Rate was lower than the median rate of the Peer Group and Category.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Gross and Net Expense Ratios were lower than the Peer Group and Category medians.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expenses and plans to improve performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment Subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment Subadvisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James F. Carlin, Born: 1940	2005	57

Interim Chairman (since December 2007); Director and Treasurer, Alpha Analytical Laboratories, Inc.
(chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc.
(since 1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc. (until 2005);
Chairman and Chief Executive Officer, Carlin Consolidated, Inc. (management/investments) (since 1987);
Trustee, Massachusetts Health and Education Tax Exempt Trust (1993–2003).

William H. Cunningham, Born: 1944	2005	57

Former Chancellor, University of Texas System, and former President, University of Texas at Austin;
Chairman and Chief Executive Officer, IBT Technologies (until 2001); Director of the following:
Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since 2006),
Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity
Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until 2001),
Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen (man-
ufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer)
(until 2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce
Bank–Austin), LIN Television (since 2002), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Charles L. Ladner, [2] Born: 1938	2004	57

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice
President and Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution)
(until 1997); Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2007).

John A. Moore,[2] Born: 1939	1996	57

President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant
Administrator and Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse (con-
sulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (since 2002).

Independent Trustees (continued)

Name, year of birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Patti McGill Peterson,[2] Born: 1943	1996	57

Executive Director, Council for International Exchange of Scholars and Vice President, Institute of In-
ternational Education (since 1998); Senior Fellow, Cornell Institute of Public Affairs, Cornell University
(until 1998); Former President, Wells College, Aurora, NY, and St. Lawrence University, Canton, NY;
Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford Foundation, International
Fellowships Program (since 2002); Director, Lois Roth Endowment (since 2002); Director, Council for
International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2005	57

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and
President, Greenscapes of Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC (real estate) (since 2001); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty
Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustees[3]

Name, year of birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	250

President, John Hancock Variable Life Insurance Company (since March 2007); Executive Vice President,
John Hancock Life Insurance Company (since June 2004); Chairman and Director, John Hancock
Advisers, LLC (the Adviser), John Hancock Funds, LLC and The Berkeley Financial Group, LLC (The
Berkeley Group) (holding company) (since 2005); Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A.) (until 2004).

Principal officers who are not Trustees

Name, year of birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Director, John
Hancock Signature Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock
Investment Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock
Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Director,
Chairman and President, NM Capital Management, Inc. (since 2005); Chairman, Investment Company
Institute Sales Force Marketing Committee (since 2003); Director, President and Chief Executive Officer,
MFC Global (U.S.) (2005–2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds and John Hancock Funds III (since 2006); Secretary, John
Hancock Funds II and Assistant Secretary, John Hancock Trust (since June 2007); Vice President and
Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and
Chief Legal Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel,
MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel, MassMutual Select
Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC,
the Adviser and MFC Global (U.S.) (since 2005); Vice President and Chief Compliance Officer, John
Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005);
Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics &
Compliance Officer, Fidelity Investments (until 2001).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since June 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (regis-
tered investment companies) (2005–June 2007); Vice President, Goldman Sachs (2005–June 2007);
Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005);
Director, Tax and Financial Reporting, Deutsche Asset Management (2002–2003); Vice President and
Treasurer, Deutsche Global Fund Services (1999–2002).

Gordon M. Shone, Born: 1956	2006

Treasurer
Treasurer, John Hancock Funds (since 2006), John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003–2005);
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President, John
Hancock Investment Management Services, Inc., John Hancock Advisers, LLC (since 2006) and The
Manufacturers Life Insurance Company (U.S.A.) (1998–2000).

Principal officers who are not Trustees (continued)

Name, year of birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

John G. Vrysen, Born: 1955	2005

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since
June 2007); Chief Operating Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III
and John Hancock Trust (since June 2007); Director, Executive Vice President and Chief Financial Officer,
the Adviser, The Berkeley Group and John Hancock Funds, LLC (until June 2007); Executive Vice President and Chief Financial Officer, John Hancock Investment Management Services, LLC (since 2005); Vice
President and Chief Financial Officer, MFC Global (U.S.) (since 2005); Director, John Hancock Signature
Services, Inc. (since 2005); Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (2005–June 2007); Vice President and General Manager, Fixed
Annuities, U.S. Wealth Management (until 2005); Vice President, Operations, Manulife Wood Logan
(2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit and Compliance Committee.

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

Why John Hancock Funds?

For more than three decades, John Hancock Funds has been helping individual, corporate and institutional clients reach their most important financial goals. With so many fund companies to choose from, why should you invest with us?

► A name you know and trust

When you invest with John Hancock Funds, you are investing with one of the most recognized and respected names in the financial services industry. Our parent company has been helping individuals and institutions increase and protect wealth since 1862.

► Solutions across the investing spectrum

We offer equity, income, international, sector and asset allocation investment solutions managed by leading institutional money managers. Each of our funds utilizes a disciplined, team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals.

► Committed to you

Our shareholders come first. We work hard to provide you with the products you need to build a solid financial foundation. We’re proud to offer you award-winning services and tools, like the www.jhfunds.com Web site, to help you every step of the way.

For immediate insight and answers,
turn to www.jhfunds.com

Discover the new and improved www.jhfunds.com

▪  View accounts, statements and fund information                                                                                     .

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▪  Gain investment ideas, expand your knowledge and become a more informed investor.

This is just the beginning of how much you can do.

Now is the ideal time to experience our Web site that received the following recognition in 2006:

  “Best Innovation: Redesigned Web Site” by the Mutual Fund Education Alliance.

 “Outstanding Web Site” by the Web Marketing Association.

    “Creative excellence on the Web, Silver Award winner” by W3.

Discover convenience and comprehensive resources at one
easy-to-access location. Your financial professional can steer you to the tools that will help you the most and enable you to transform your knowledge into action.

See how far www.jhfunds.com can take you!

At the heart of John Hancock Funds is

AWARD-WINNING SERVICE

How our exceptional customer service can benefit you:

1 We’re committed to providing you with answers, solving problems and saving you time.

2 We’re ready to go one step further by offering a range of resources so you can build your knowledge and expand your skills.

3 We’re determined to regularly exceed your expectations.

Experience award-winning, world-class service.

Consider the recognition that we received in 2006.

▪ John Hancock Signature Services, Inc. (JHSS) is the transfer and shareholder services agent for John Hancock Funds. JHSS was awarded “Best-In-Class” honors and “5-Star” performer status for telephone customer service for all of 2006 from the National Quality Review.

▪ Winner of Source Media’s Fund Operations Awards in the category of Efficiencies/Streamlining.

▪ One of four finalists for Best Customer Service Organization, Financial Services at The American Business Awards, “The Stevies.” ™

Call our customer service representatives at 1-800-225-5291
Monday to Friday 8:00 a.m. – 7:00 p.m., ET

It will be our pleasure and privilege to help you.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Advisers, LLC	The Bank of New York	Kirkpatrick & Lockhart
601 Congress Street	One Wall Street	Preston Gates Ellis LLP
Boston, MA 02210-2805	New York, NY 10286	One Lincoln Street
Boston, MA 02111-2950
Subadviser	Transfer agent
MFC Global Investment	John Hancock Signature	Independent registered public
Management (U.S.), LLC	Services, Inc.	accounting firm
101 Huntington Avenue	P.O. Box 9510	PricewaterhouseCoopers LLP
Boston, MA 02199	Portsmouth, NH 03802-9510	125 High Street
Boston, MA 02110
Principal distributor
John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock Signature	John Hancock Signature
	Services, Inc.	Services, Inc.
	P.O. Box 9510	Mutual Fund Image Operations
	Portsmouth, NH 03802-9510	164 Corporate Drive
Portsmouth, NH 03801

Phone	Customer service representatives	1-800-225-5291
	EASI-Line	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the SEC’s Web site, www.sec.gov.

J O H N   H A N C O C K   F A M I L Y   O F  F U N D S

EQUITY	SECTOR
Balanced Fund	Financial Industries Fund
Classic Value Fund	Health Sciences Fund
Classic Value Fund II	Real Estate Fund
Classic Value Mega Cap Fund	Regional Bank Fund
Core Equity Fund	Technology Fund
Growth Fund	Technology Leaders Fund
Growth Opportunities Fund
Growth Trends Fund	INTERNATIONAL/GLOBAL
Intrinsic Value Fund	Global Opportunities Fund
Large Cap Equity Fund	Global Shareholder Yield Fund
Large Cap Select Fund	Greater China Opportunities Fund
Mid Cap Equity Fund	International Allocation Portfolio
Small Cap Equity Fund	International Classic Value Fund
Small Cap Fund	International Core Fund
Small Cap Intrinsic Value Fund	International Growth Fund
Sovereign Investors Fund
U.S. Core Fund	INCOME
U.S. Global Leaders Growth Fund	Bond Fund
Value Opportunities Fund	Government Income Fund
High Yield Fund
ASSET ALLOCATION	Investment Grade Bond Fund
Lifecycle 2010 Portfolio	Strategic Income Fund
Lifecycle 2015 Portfolio
Lifecycle 2020 Portfolio	TAX - FREE INCOME
Lifecycle 2025 Portfolio	California Tax-Free Income Fund
Lifecycle 2030 Portfolio	High Yield Municipal Bond Fund
Lifecycle 2035 Portfolio	Massachusetts Tax-Free Income Fund
Lifecycle 2040 Portfolio	New York Tax-Free Income Fund
Lifecycle 2045 Portfolio	Tax-Free Bond Fund
Lifecycle Retirement Portfolio
Lifestyle Aggressive Portfolio	MONEY MARKET
Lifestyle Balanced Portfolio	Money Market Fund
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio	CLOSED - END
Lifestyle Moderate Portfolio	Bank and Thrift Opportunity Fund
Income Securities Trust
Investors Trust
Patriot Premium Dividend Fund II
Preferred Income Fund
Preferred Income II Fund
Preferred Income III Fund
Tax-Advantaged Dividend Income Fund
Tax-Advantaged Global Shareholder Yield Fund

A Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus includes this and other important information about the Fund. To obtain a prospectus, contact your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds. com

Now available: electronic delivery www.jhfunds. com/edelivery

This report is for the information of the shareholders of John Hancock Small Cap Equity Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

3700A 10/07
12/07

John Hancock
MUTUAL FUNDS

John Hancock
Financial Industries Fund

Annual Report
10.31.07

Your fund at a glance

Managers' report
page 2

A look at performance
page 6

Your expenses
page 8

Fund's investments
page 10

Financial statements
page 13

Notes to financial
statements
page 20

Trustees and officers
page 32

For more information
page 36

CEO corner

To Our Shareholders,

Volatility returned to the U.S. stock market in the 12-month period ended October 31, 2007; however, stocks still posted a strong gain of 14.56%, as measured by the Standard & Poor's 500 Index. The market experienced a particularly sharp downturn in August, as the subprime mortgage market's woes increased. Rising defaults and an ensuing credit crunch caused heightened fears about their potential impact on U.S. economic growth. Foreign markets felt some ripple effects from the subprime issue, but they continued nonetheless to benefit from solid economic growth and outperformed the U.S. market in this period.

During this period of volatility, the U.S. stock market also passed a significant milestone -- the broad Standard & Poor's 500 Index climbed beyond the record it had set seven years ago. From its peak in March 2000, the stock market spiraled downward three consecutive years, bottoming in 2002. The upturn began in 2003, and the market has advanced each year since, finally setting a new high for the first time on May 30, 2007. During that period, the S&P 500 Index experienced five significant short-term sell-offs of 6% or more, with the August subprime-induced meltdown being the most recent.

This nearly complete market cycle highlights the importance of two investment principles you have heard us speak of often: diversification and patience. By allocating your investments among different asset classes, investment styles and portfolio managers, you are likely to be well represented through all phases of a complete market cycle, with the winners helping to cushion the fall of the losers.

The challenge for investors with a diversified portfolio is to properly evaluate your investments to tell the difference between an underperforming manager and an out-of-favor style, while also understanding the role each investment plays in your portfolio. That's where your financial professional can provide true value. He or she can help you make those assessments and also counsel patience, because a properly diversified portfolio by its very nature will typically have something lagging or out of favor -- a concept that can be difficult to live with, but necessary to embrace. If everything in your portfolio is "working," then you are not truly diversified, but rather are leveraged to the current market and the flavor of the day. If so, you are bound to be out of step in the near future.

The recent volatility in the securities markets has prompted many investors to question how long this type of market cycle will last. History tells us it will indeed end and that when it does, today's leaders may well turn into laggards and vice versa. The subprime mortgage market woes are just the latest example of why investors should be both patient and well-diversified. For with patience and a diversified portfolio, it could be easier to weather the market's twists and turns and reach your long-term goals.

Sincerely,

Keith F. Hartstein, President and Chief Executive Officer

This commentary reflects the CEO's views as of October 31, 2007. They are subject to change at any time.

Your fund at a glance

The Fund seeks capital appreciation by normally investing at least 80% of its assets in stocks of U.S. and foreign financial services companies of any size.

Over the last twelve months

► Stocks performed well despite slower economic growth and a credit crunch. The first Fed rate cuts in several years helped the market.

► Financial stocks lagged the broader market because of losses relating to subprime loans; in addition, banks lagged as deposit competition and the interest rate environment limited earnings.

► The Fund outperformed its benchmark by a wide margin thanks to effective stock picks across a number of industries, and underweights to thrifts and mortgages and regional banks in favor of asset managers and custody banks.

Top 10 issuers

American Express Co.	5.0%	Prudential Financial, Inc.	3.0%

Bank of America Corp.	4.8%	Wachovia Corp.	2.9%

State Street Corp.	4.4%	Aon Corp.	2.9%

American International Group, Inc.	4.0%	Bank of New York Mellon Corp.	2.9%

Berkshire Hathaway, Inc. (Class A)	3.9%	Wright Express Corp.	2.9%

As a percentage of net assets on October 31, 2007.

1

Managers' report

John Hancock
Financial Industries Fund

On April 30, 2007, portfolio manager James K. Schmidt retired after more than 20 years of distinguished service with John Hancock.

Stocks enjoyed positive returns during the 12 months ended October 31, 2007, when the Standard & Poor's 500 Stock Index rose 14.56% . But the ride was bumpy - stock market volatility surged as trouble in the housing and credit markets weighed on economic growth. To help alleviate some of the market and economic concerns, the Federal Reserve lowered its federal funds rate target in September, on top of cuts to the discount rate in both August and September.

In this environment, financial shares underperformed the broader market by a wide margin, as the Standard & Poor's 500 Financial Index returned -2.40% . Returns for many financial industry segments were hurt by negative sentiment and losses relating to exposure to subprime loans. For example, thrift and mortgage finance companies were down about 25% for the 12 months, by far the worst performance of the major industry segments represented in the index. Regional banks also lagged, down nearly 13%. At the other end of the spectrum, asset managers and custody banks performed very well thanks to robust capital market activity. Life and health insurance firms made up another of the best-performing industry segments with a 22% gain. In general, these firms benefited from positive pricing trends, some merger and acquisition

SCORECARD

INVESTMENT		PERIOD'S PERFORMANCE... AND WHAT'S BEHIND THE NUMBERS
Bank of New York	▲	Better-than-expected earnings; beneficial acquisition of Mellon
Mellon		Financial
Nasdaq Stock	▲	Global technology and trading firm benefiting from robust capital
Market		markets activity
Merrill Lynch	▼	Losses as a result of subprime exposure in its underwriting business

2

Portfolio Managers, MFC Global Investment Management (U.S.), LLC Roger C. Hamilton and Lisa A. Welch

activity and having no exposure to the subprime lending issues that weighed on so many other financial stocks.

"Returns for many financial industry segments were hurt by negative sentiment and losses relating to exposure to subprime loans."

Fund performance

For the 12 months ended October 31, 2007, John Hancock Financial Industries Fund's Class A, Class B, Class C and Class I shares posted total returns of 7.84%, 7.12%, 7.07% and 8.31%, respectively, at net asset value. These results far outpaced the -2.40% return of the Fund's benchmark, the Standard & Poor's 500 Financial Index, and the 2.28% average return of the specialty-financial funds tracked by Morning-star, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested for the entire period or did not reinvest all Fund distributions. See pages six and seven for historical performance information.

Fund positioning

The Fund outperformed the benchmark by a wide margin thanks to effective stock selection and allocation decisions across a wide range of industries. In particular, an underweight to regional banks and thrifts and mortgages helped relative results. In addition, we held overweight positions in asset managers and custody banks, as well as other financial institutions that derive a significant portion of their revenue from fees, rather than traditional spread lending. Stock picks among insurance names was another source of relative strength. That said, the Fund's performance would have been even better relative to its benchmark but for our positioning among investment banks.

Financial Industries Fund

3

Underweighting banks, thrifts

One of our key investment themes has been to diversify away from companies whose earnings growth is dependent upon the slowing U.S. economy. Instead, we've preferred steady growers with exposure to international markets or that can benefit from global capital-market volume and volatility, and whose revenues are fee based. This explains our underweight to regional banks and thrifts, which are heavily reliant on spread lending to the consumer and mortgage sector, and also faced an unfavorable interest rate environment. This underweight was a key source of outperformance for the period. Our stock selection among banks was also positive, as we favored foreign banks or U.S.-based institutions with global capital-market exposure to help support earnings.

Insuring gains

Positioning among insurance providers also helped relative results, led by Prudential Financial, Inc., Berkshire Hathaway, Inc., AFLAC, Inc. and Aon Corp. These stocks typify the sorts of investments we're looking for - generally speaking, they provide steady earnings growth in an unsteady investing world and typically have solid management, little or no debt and some international component to their business.

Asset managers, custody banks led

The other big theme explaining the portfolio's outperformance was our exposure to firms that benefit from robust global capital-markets activity. Indeed, two of the top-three contributors to performance were asset management and custody banks -- Bank of New York Mellon Corp. and State Street Corp. These companies derive a significant portion of their revenues from fee-based services relating to their trust and custody businesses, and benefited from surging volatility and volume. In addition, Bank of New York acquired Mellon Financial during the period and saw an immediate boost to earnings.

Another notable performer among capital-market-related shares was Nasdaq Stock Market, Inc., which was the number-two contributor to return. We view the stock as a global technology and trading story, as the company has a technology

INDUSTRY DISTRIBUTION[2]

Asset management &
custody banks	16%
Diversified banks	11%
Property & casualty
insurance	10%
Other diversified
financial services	9%
Investment banking
& brokerage	8%
Consumer finance	8%
Multi-line insurance	7%
Life & health insurance	6%
Specialized finance	5%
Insurance brokers	3%
Data processing &
outsourced services	3%
Diversified capital
markets	3%
Reinsurance	3%
Application software	2%
Aerospace & defense	2%
Other	4%

Financial Industries Fund

4

arm to its business that gives it relationships with exchanges around the world.

"The Fund outperformed the benchmark by a wide margin thanks to effective stock selection and allocation decisions across a wide range of industries."
Investment banks led detractors

Unfortunately, not all of our capital-market holdings performed so well - investment banks were by far the largest detractors from performance behind disappointing results from Merrill Lynch & Co., Inc., E*TRADE Financial Corp. and UBS AG. Each of these stocks underperformed because of losses relating to subprime credits. For example, we viewed E*TRADE as an attractively valued, growing discount brokerage business that had diversified into retail banking. However, the market saw it exactly the opposite, as losses in its bank loan portfolio overwhelmed good news from its brokerage unit. Similarly, UBS and Merrill saw positive developments in their wealth management businesses undone by losses from their underwriting arms because of exposure to subprime loans repackaged and sold as marketable securities.

Outlook

We continue to have a positive long-term outlook for financial stocks because of the growth of global capitalism, rise of the cashless society and demographic changes driving the need for savings and retirement products. But in the near term, we think bank earnings are likely to remain under pressure from competition, the interest rate environment and credit concerns amid slower U.S. economic growth. As a result, we're likely to continue to look for firms with international exposure and that are well positioned to benefit from the tremendous activity in global capital markets.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on October 31, 2007.

Financial Industries Fund

5

A look at performance

For the periods ended October 31, 2007

		Average annual returns				Cumulative total returns
		with maximum sales charge (POP)				with maximum sales charge (POP)
	Inception				Since				Since
Class	date	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

A	3-14-96	2.42%	11.09%	5.83%	--	2.42%	69.17%	76.26%	--
B	1-14-97	2.42	11.19	5.78	--	2.42	69.98	75.47	--
C	3-1-99	6.13	11.45	--	5.29%	6.13	71.94	--	56.28%
I1	3-1-01	8.31	12.75	--	5.72	8.31	82.25	--	44.94

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The gross expenses are as follows: Class A - 1.46%, Class B - 2.16%, Class C - 2.16%, Class I - 0.90% .

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund's current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Fund's Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund's Class I share prospectus.

Financial Industries Fund

6

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Financial Industries Fund Class A shares for the period indicated. For comparison, we've shown the same investment in two separate indexes.

		Without	With maximum
Class	Period beginning	sales charge	sales charge	Index 1	Index 2

B2	10-31-97	$17,547	$17,547	$21,307	$19,860
C2	3-1-99	15,628	15,628	16,762	14,402
I3	3-1-01	14,494	14,494	14,372	14,002

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of October 31, 2007. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Financial Index -- Index 1 -- is an unmanaged index designed to measure the financial sector of the S&P 500.

Standard & Poor's 500 Index -- Index 2 -- is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

2 No contingent deferred sales charge applicable.

3 For certain types of investors as described in the Fund's Class I share prospectus.

Financial Industries Fund

7

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund's actual ongoing operating expenses, and is based on your fund's actual return. It assumes an account value of $1,000.00 on May 1, 2007, with the same investment held until October 31, 2007.

	Account value	Ending value	Expenses paid during
	on 5-1-07	on 10-31-07	period ended 10-31-07[1]

Class A	$1,000.00	$982.00	$6.64
Class B	1,000.00	978.50	10.19
Class C	1,000.00	978.50	10.19
Class I	1,000.00	984.30	4.46

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2007, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Financial Industries Fund

8

Hypothetical example for comparison purposes

This table allows you to compare your fund's ongoing operating expenses with those of any other fund. It provides an example of the Fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund's actual return). It assumes an account value of $1,000.00 on May 1, 2007, with the same investment held until October 31, 2007. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 5-1-07	on 10-31-07	period ended 10-31-07[1]

Class A	$1,000.00	$1,018.50	$6.76
Class B	1,000.00	1,014.90	10.38
Class C	1,000.00	1,014.90	10.38
Class I	1,000.00	1,020.70	4.55

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.34%, 2.04%, 2.04% and 0.90% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

Financial Industries Fund

9

F I N A N C I A L  S T A T E M E N T S

Fund's investments

Securities owned by the Fund on 10-31-07

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

Issuer	Shares	Value

Common stocks 99.83%		$769,371,661
(Cost $550,766,288)

Aerospace & Defense 1.62%		12,496,421
AerCap Holdings NV (Netherlands) (F)(I)	495,693	12,496,421

Application Software 1.70%		13,110,141
ACI Worldwide, Inc. (I)	169,020	3,865,487
Net 1 UEPS Technologies, Inc. (I)(L)	288,715	9,244,654

Asset Management & Custody Banks 16.19%		124,796,212
Aberdeen Asset Management PLC (United Kingdom) (F)	5,105,599	21,772,002
Affiliated Managers Group, Inc. (I)(L)	139,400	18,338,070
Ameriprise Financial, Inc.	197,600	12,444,848
Bank of New York Mellon Corp.	458,018	22,374,179
BlackRock, Inc. (Class A)	42,300	8,753,985
Franklin Resources, Inc.	24,450	3,170,676
Legg Mason, Inc.	50,533	4,191,207
State Street Corp.	423,107	33,751,245

Consumer Finance 7.86%		60,587,507
American Express Co. (W)	637,350	38,846,482
Discover Financial Services	1,126,478	21,741,025

Data Processing & Outsourced Services 2.89%		22,259,853
Wright Express Corp. (I)	575,190	22,259,853

Diversified Banks 10.57%		81,480,287
BNP Paribas SA (France) (C)	182,741	20,228,422
Kookmin Bank, ADR (South Korea) (F)	210,253	17,175,568
Royal Bank of Scotland Group Plc (United Kingdom) (F)	197,648	2,132,593
Turkiye Garanti Bankasi A.S. (Turkey) (F)	506,170	4,683,014
U.S. Bancorp.	359,800	11,930,968
Wachovia Corp.	495,936	22,679,153
Wells Fargo & Co.	77,935	2,650,569

Diversified Capital Markets 2.78%		21,381,288
Acta Holding ASA (Norway) (F)	575,413	2,297,929
UBS AG (Switzerland) (F)	355,436	19,083,359

Insurance Brokers 2.94%		22,673,687
Aon Corp.	500,302	22,673,687

See notes to financial statements

Financial Industries Fund

10

F I N A N C I A L  S T A T E M E N T S

Issuer	Shares	Value

Investment Banking & Brokerage 8.50%		$65,504,984
FCStone Group, Inc. (I)	86,815	3,060,229
ICAP Plc (United Kingdom) (F)	559,778	6,828,668
Knight Capital Group, Inc. (I)	493,547	6,618,465
Lazard Ltd. (Class A) (Bermuda) (F)	272,750	13,692,050
Merrill Lynch & Co., Inc.	273,803	18,076,474
MF Global, Ltd. (Bermuda) (F)(I)	517,876	15,308,415
TradeStation Group, Inc. (I)	157,433	1,920,683

Life & Health Insurance 6.09%		46,946,650
AFLAC, Inc.	245,524	15,413,997
MetLife, Inc.	80,022	5,509,515
Principal Financial Group, Inc.	46,847	3,170,136
Prudential Financial, Inc.	236,280	22,853,002

Managed Health Care 1.24%		9,559,528
UnitedHealth Group, Inc.	194,497	9,559,528

Marine 1.00%		7,745,553
OceanFreight, Inc. (Greece) (F)	290,749	7,745,553

Multi-Line Insurance 6.74%		51,922,006
American International Group, Inc.	485,093	30,619,070
Hartford Financial Services Group, Inc. (The)	219,550	21,302,936

Other Diversified Financial Services 8.80%		67,805,833
Bank of America Corp.	769,555	37,154,115
Citigroup, Inc.	477,627	20,012,571
GlobeOp Financial Services (United Kingdom) (F)(I)	1,100,000	4,935,779
SNS Reaal (Netherlands) (C)	237,527	5,703,368

Property & Casualty Insurance 9.69%		74,667,888
ACE Ltd. (Cayman Islands) (F)	268,000	16,243,480
Axis Capital Holdings Ltd. (Bermuda) (F)	213,244	8,474,317
Berkshire Hathaway, Inc. (Class A) (I)	225	29,812,500
First American Corp.	284,150	8,552,915
Hanover Insurance Group, Inc.	134,570	6,199,640
Progressive Corp. (The)	291,083	5,385,036

Real Estate Management & Development 0.34%		2,630,801
Eurocastle Investment Ltd. (Guernsey Channel Islands) (C)	82,721	2,630,801

Regional Banks 2.49%		19,211,038
Banco Daycoval SA (Brazil) (F)(I)	1,005,036	11,785,213
City National Corp.	75,835	5,126,446
Zions Bancorp	38,900	2,299,379

Reinsurance 2.56%		19,721,151
PartnerRe Ltd. (Bermuda) (F)	164,588	13,701,951
Platinum Underwriters Holdings Ltd. (Bermuda) (F)	167,200	6,019,200

Specialized Finance 4.73%		36,405,048
Bovespa Holdings SA (Brazil) (F)(I)	105,426	1,996,773

See notes to financial statements

Financial Industries Fund

11

F I N A N C I A L  S T A T E M E N T S

Issuer		Shares	Value

Specialized Finance (continued)
Interactive Brokers Group, Inc., Class A (I)		207,470	$5,989,659
Nasdaq Stock Market, Inc. (I)		362,768	16,941,266
Nymex Holdings, Inc.		89,304	11,477,350
Trading Companies & Distributors 1.10%			8,465,785
Aircastle Ltd. (Bermuda) (F)		197,395	6,377,832
Textainer Group Holdings Ltd. (Bermuda) (F)(I)		131,649	2,087,953

	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value

Short-term investments 3.18%			$24,530,852
(Cost $24,530,852)
Joint Repurchase Agreement 0.69%			5,353,000
Joint Repurchase Agreement with Barclays Plc dated 10-31-07 at
4.550% to be repurchased at $5,353,677 on 11-1-07,
collateralized by $5,086,082 of U.S. Treasury Inflation
Indexed Bond, 2.375%, due 1-15-27 (valued at $5,460,060,
including interest)	4.550%	$5,353	5,353,000

		Shares
Cash Equivalents 2.49%			19,177,852
John Hancock Cash Investment Trust (T)(W)		19,177,852	19,177,852
Total investments (Cost $575,297,140) 103.01%			$793,902,513

Other assets and liabilities, net (3.01%)			($23,194,795)

Total net assets 100.00%			$770,707,718

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

ADR American Depositary Receipt

(C) Parenthetical disclosure of a country in the security description represents country of issuer.

(F) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of October 31, 2007.

(T) Represents investment of securities lending collateral.

(W) Issuer is an affiliate of John Hancock Advisers, LLC or the Fund holds 5% or more of the outstanding voting securities of the issuer.

See notes to financial statements

Financial Industries Fund

12

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-07

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes. You'll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (cost $537,620,891) including
$19,160,716 of securities loaned (Note 1)	$735,878,179
Investments in affiliated issuers, at value (cost $37,676,249)	58,024,334
Total investments, at value (cost $575,297,140)	793,902,513
Cash	571
Foreign currency at value (cost $1,469)	1,503
Receivable for investments sold	1,159,384
Receivable for shares sold	300,757
Dividends and interest receivable	594,365
Receivable from affiliates	407,146
Other assets	98,793
Total assets	796,465,032

Liabilities

Payable for investments purchased	2,968,818
Payable for shares repurchased	2,242,375
Payable upon return of securities loaned (Note 1)	19,177,852
Payable to affiliates
Management fees	549,381
Distribution and service fees	43,280
Other	462,832
Other payables and accrued expenses	312,776
Total liabilities	25,757,314

Net assets

Capital paid-in	406,998,232
Accumulated net realized gain on investments and foreign currency transactions	142,443,620
Net unrealized appreciation of investments and translation of assets and
liabilities in foreign currencies	218,605,516
Accumulated net investment income	2,660,350
Net assets	$770,707,718

Net asset value per share

Based on net asset values and shares outstanding - the Fund has an unlimited number of shares authorized with no par value
Class A ($648,448,303 ÷ 32,084,792 shares)	$20.21
Class B ($102,760,781 ÷ 5,377,445 shares)[1]	$19.11
Class C ($19,485,943 ÷ 1,020,742 shares)[1]	$19.09
Class I ($12,691 ÷ 615 shares)	$20.65[2]

Maximum offering price per share

Class A3 ($20.21 ÷ 95%)	$21.27

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 Net Assets and shares outstanding have been rounded for presentation purposes. The net asset value is as reported on October 31, 2007.

3 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Financial Industries Fund

13

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 10-31-07

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends (net of foreign withholding taxes of $424,471)	$16,209,672
Dividends from affiliated issuers	352,095
Interest	228,104
Securities lending	73,652
Total investment income	16,863,523

Expenses

Investment management fees (Note 2)	6,623,326
Distribution and service fees (Note 2)	3,609,900
Class A, B and C transfer agent fees (Note 2)	2,106,674
Class I transfer agent fees (Note 2)	7
Accounting and legal services fees (Note 2)	119,297
Printing fees	134,648
Custodian fees	134,231
Blue sky fees	54,640
Trustees' fees	52,727
Professional fees	44,969
Securities lending fees	1,293
Miscellaneous	81,536
Total expenses	12,963,248
Less expense reductions (Note 2)	(407,146)
Net expenses	12,556,102
Net investment income	4,307,421

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	160,424,686
Investments in affiliated issuers	2,279,598
Foreign currency transactions	(187,966)
162,516,318
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(122,408,651)
Investments in affiliated issuers	20,348,085
Translation of assets and liabilities in foreign currencies	143
(102,060,423)
Net realized and unrealized gain	60,455,895
Increase in net assets from operations	$64,763,316

See notes to financial statements

Financial Industries Fund

14

F I N A N C I A L  S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund's net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-06	10-31-07

Increase (decrease) in net assets

From operations
Net investment income	$4,210,856	$4,307,421
Net realized gain	127,649,051	162,516,318
Change in net unrealized appreciation (depreciation)	16,220,199	(102,060,423)
Increase in net assets resulting from operations	148,080,106	64,763,316
Distributions to shareholders
From net investment income
Class A	(1,637,986)	(4,734,600)
Class I	(99)	(149)
From net realized gain
Class A	(35,121,423)	(85,070,334)
Class B	(28,888,309)	(19,677,351)
Class C	(1,796,109)	(2,850,143)
Class I	(845)	(1,581)
	(67,444,771)	(112,334,158)
From Fund share transactions (Note 4)	(115,195,777)	(69,944,334)
Total decrease	(34,560,442)	(117,515,176)

Net assets

Beginning of year	922,783,336	888,222,894
End of year[1]	$888,222,894	$770,707,718

1 Includes accumulated net investment income of $3,275,644 and $2,660,350, respectively.

See notes to financial statements

Financial Industries Fund

15

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

Period ended	10-31-03	10-31-04	10-31-05	10-31-06	10-31-07
Per share operating performance

Net asset value, beginning of period	$14.27	$16.78	$17.76	$19.50	$21.38
Net investment income[1]	0.07	0.12	0.09	0.13[2]	0.13
Net realized and unrealized gain
on investments	2.44	0.86	2.10	3.18	1.41
Total from investment operations	2.51	0.98	2.19	3.31	1.54
Less distributions
From net investment income	--	--	(0.12)	(0.06)	(0.14)
From net realized gain	--	--	(0.33)	(1.37)	(2.57)
	--	--	(0.45)	(1.43)	(2.71)
Net asset value, end of period	$16.78	$17.76	$19.50	$21.38	$20.21
Total return[3] (%)	17.59	5.84[4]	12.57[4]	17.86[4]	7.84

Ratios and supplemental data

Net assets, end of period
(in millions)	$345	$304	$481	$703	$648
Ratio of net expenses to average
net assets (%)	1.55	1.45	1.44	1.40	1.35
Ratio of gross expenses to average
net assets (%)	1.55	1.48[5]	1.48[5]	1.46[5]	1.40
Ratio of net investment income
to average net assets (%)	0.49	0.68	0.50	0.64[2]	0.63
Portfolio turnover (%)	66	29	14	25	72

1 Based on the average of the shares outstanding.

2 Net investment income per share and ratio of net investment income to average net assets reflects a special dividend received by the Fund which amounted to $0.04 per share and 0.22% of average net assets.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Does not take into consideration expense reductions during the periods shown.

See notes to financial statements

Financial Industries Fund

16

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS B SHARES

Period ended	10-31-03	10-31-04	10-31-05	10-31-06	10-31-07
Per share operating performance

Net asset value, beginning of period	$13.88	$16.20	$17.03	$18.67	$20.34
Net investment income (loss)[1]	(0.03)	--[2]	(0.03)	0.02[3]	(0.01)
Net realized and unrealized gain
on investments	2.35	0.83	2.00	3.02	1.35
Total from investment operations	2.32	0.83	1.97	3.04	1.34
Less distributions
From net realized gain	--	--	(0.33)	(1.37)	(2.57)
Net asset value, end of period	$16.20	$17.03	$18.67	$20.34	$19.11
Total return[4] (%)	16.71	5.12[5]	11.75[5]	17.10[5]	7.12

Ratios and supplemental data

Net assets, end of period
(in millions)	$977	$757	$418	$162	$103
Ratio of net expenses to average
net assets (%)	2.25	2.15	2.14	2.10	2.05
Ratio of gross expenses to average
net assets (%)	2.25	2.18[6]	2.18[6]	2.16[6]	2.10
Ratio of net investment income
(loss) to average net assets (%)	(0.22)	(0.02)	(0.16)	0.12[3]	(0.05)
Portfolio turnover (%)	66	29	14	25	72

1 Based on the average of the shares outstanding.

2 Less than $0.01 per share.

3 Net investment income per share and ratio of net investment income to average net assets reflects a special dividend received by the Fund which amounted to $0.05 per share and 0.24% of average net assets.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Does not take into consideration expense reductions during the periods shown.

See notes to financial statements

Financial Industries Fund

17

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS C SHARES

Period ended	10-31-03	10-31-04	10-31-05	10-31-06	10-31-07

Per share operating performance
Net asset value, beginning of period	$13.87	$16.19	$17.03	$18.67	$20.33
Net investment loss[1]	(0.03)	--[2]	(0.03)	--[2,3]	(0.01)
Net realized and unrealized gain
on investments	2.35	0.84	2.00	3.03	1.34
Total from investment operations	2.32	0.84	1.97	3.03	1.33
Less distributions
From net realized gain	--	--	(0.33)	(1.37)	(2.57)
Net asset value, end of period	$16.19	$17.03	$18.67	$20.33	$19.09
Total return[4] (%)	16.73	5.19[5]	11.75[5]	17.04[5]	7.07

Ratios and supplemental data

Net assets, end of period
(in millions)	$37	$29	$24	$23	$19
Ratio of net expenses to average
net assets (%)	2.25	2.15	2.14	2.10	2.05
Ratio of gross expenses to average
net assets (%)	2.25	2.18[6]	2.18[6]	2.16[6]	2.10
Ratio of net investment loss
to average net assets (%)	(0.22)	(0.02)	(0.18)	(0.01)[3]	(0.07)
Portfolio turnover (%)	66	29	14	25	72

1 Based on the average of the shares outstanding.

2 Less than $0.01 per share.

3 Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund which amounted to $0.04 per share and 0.23% of average net assets.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Does not take into consideration expense reductions during the periods shown.

See notes to financial statements

Financial Industries Fund

18

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS I SHARES

Period ended	10-31-03	10-31-04	10-31-05	10-31-06	10-31-07

Per share operating performance
Net asset value, beginning of period	$14.40	$16.98	$18.07	$19.85	$21.80
Net investment income[1]	0.17	0.22	0.20	0.24[2]	0.22
Net realized and unrealized gain
on investments	2.41	0.87	2.13	3.24	1.44
Total from investment operations	2.58	1.09	2.33	3.48	1.66
Less distributions
From net investment income	--	--	(0.22)	(0.16)	(0.24)
From net realized gain	--	--	(0.33)	(1.37)	(2.57)
	--	--	(0.55)	(1.53)	(2.81)
Net asset value, end of period	$16.98	$18.07	$19.85	$21.80	$20.65
Total return[3] (%)	17.92	6.42	13.17	18.49	8.31

Ratios and supplemental data

Net assets, end of period
(in millions)	--[4]	--[4]	--[4]	--[4]	--[4]
Ratio of net expenses to average
net assets (%)	0.90	0.91	0.91	0.90	0.91
Ratio of net investment income
to average net assets (%)	1.15	1.21	1.04	1.17[2]	1.07
Portfolio turnover (%)	66	29	14	25	72

1 Based on the average of the shares outstanding.

2 Net investment income per share and ratio of net investment income to average net assets reflects a special dividend received by the Fund which amounted to $0.05 per share and 0.23% of average net assets.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Less than $500,000.

See notes to financial statements

Financial Industries Fund

19

Notes to financial statements

Note 1 Accounting policies

John Hancock Financial Industries Fund (the Fund) is a diversified series of John Hancock Investment Trust II (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (SEC) and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation

The net asset value of Class A, Class B, Class C and Class I shares of the Fund is determined daily as of the close of the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Investments in John Hancock Cash Investment Trust (JHCIT), an affiliate of John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC), are valued at their net asset value each business day. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values

Financial Industries Fund

20

are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Joint repurchase agreement

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having a management contract with the Adviser, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translations

The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class A, Class B, Class C and Class I shares are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a line of credit agreement with The Bank of New York Mellon (BNYM), the Swing Line Lender and Administrative Agent. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with BNYM, which permits borrowings of up to $100 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity

Financial Industries Fund

21

under the line of credit during the year ended October 31, 2007.

Securities lending

The Fund has entered into an agreement with Morgan Stanley & Co. Incorporated and MS Securities Services Inc. (collectively, Morgan Stanley) which permits the Fund to lend securities to Morgan Stanley on a principal basis. It is presently anticipated that Morgan Stanley will be the primary borrower of securities of the Fund. The risk of having one primary borrower of Fund securities (as opposed to several borrowers) is that should Morgan Stanley fail financially, all securities lent will be affected by the failure and by any delays in recovery of the securities (or in the rare event, loss of rights in the collateral).

The Fund may lend portfolio securities from time to time in order to earn additional income. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. On the settlement date of the loan, the Fund receives collateral against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Any cash collateral received is invested in the JHCIT. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Fund receives compensation for lending their securities either in the form of fees, guarantees, and/or by retaining a portion of interest on the investment of any cash received as collateral. Prior to May 8, 2007, the Fund paid the Adviser $1,293 for security lending services relating to an arrangement which ended on May 7, 2007.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net asset value. The Fund records realized gains and losses at the time the forward foreign currency exchange contracts are closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transactions.

The Fund had no open forward foreign currency exchange contracts on October 31, 2007.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48,  Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of FIN 48 for regulated investment companies for an additional six months. FIN 48 prescribes

Financial Industries Fund

22

a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In September 2006, FASB Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund and its impact, if any, resulting from the adoption of FAS 157 on the Fund's financial statements.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign dividends, when the Fund becomes aware of the dividends from cash collections. Interest income on investment securities is recorded on the accrual basis. Discounts/premiums are accreted/amortized for financial reporting purposes. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended October 31 2006, the tax character of distributions paid was as follows: ordinary income $6,886,441 and long-term capital gain $60,558,330. During the year ended October 31, 2007, the tax character of distributions paid was as follows: ordinary income $8,744,797 and long-term capital gain $103,589,361. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2007, the components of distributable earnings on a tax basis included $26,364,850 of undistributed ordinary income and $121,351,218 of undistributed long-term gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Note 2

Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.75% of the next $500,000,000, (c) 0.735% of the next $1,000,000,000 and (d) 0.725% of the Fund's average daily net asset value in excess of $2,000,000,000. The Fund has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, a subsidiary of John Hancock Financial Services, Inc. The Fund is not responsible for payment of subadvisory fees.

The effective management fee rate is 0.78% of the Fund's average daily net asset value for the year ended October 31, 2007.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (JH Funds), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the 1940 Act, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30%, 1.00% and 1.00% of average daily net asset value of Class A, Class B and Class C, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the Financial Industry Regulatory Authority (formerly the National Association of Securities Dealers). Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Financial Industries Fund

23

Expenses under the agreements described above for the year ended October 31, 2007 were as follows:

	Transfer	Distribution and
Share class	agent fees	service fees

Class A	$348,300	$2,089,798
Class B	66,017	1,308,793
Class C	10,565	211,309
Class I	7	-
Total	$424,889	$3,609,900

Additionally, there are out-of-pocket expenses included in transfer agent fees.

Class A shares are assessed up-front sales charges. During the year ended October 31, 2007, JH Funds received net up-front sales charges of $252,011 with regard to sales of Class A shares. Of this amount, $32,952 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $195,133 was paid as sales commissions to unrelated broker-dealers and $23,926 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company (JHLICO), is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2007, CDSCs received by JH Funds amounted to $141,543 for Class B shares and $1,004 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an indirect subsidiary of JHLICO. The Fund pays a monthly fee which  is based on an annual rate of $15 for each Class A shareholder account, $17.50 for each Class B shareholder account, $16.50 for each Class C shareholder account and $15 for each Class I shareholder account. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares, the Fund pays a monthly transfer agent fee at a total annual rate of 0.04% of Class I average daily net asset value. Effective July 1, 2006, Signature Services has contractually limited transfer agent fees by implementing a transfer agent fee cap of 0.20% until February 29, 2008. Accordingly, the expense reductions related to transfer agent fee limitations amounted to $407,146 for the year ended October 31, 2007. Signature Services reserves the right to terminate this reimbursement limitation at any time.

The Adviser and other subsidiaries of JHLICO owned 615 Class 1 shares of beneficial interest of the Fund on October 31, 2007.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting, compliance and legal services for the Fund. The compensation for the year amounted to $119,297 with an effective rate of 0.01% of the Fund's average daily net asset value.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred

Financial Industries Fund

24

Compensation Plan investments had no impact on the operations of the Fund.

Note 3

Guarantees and indemnifications

Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund believes the risk of loss to be remote.

Note 4

Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the years ended October 31, 2006 and October 31, 2007, along with the corresponding dollar value.

	Year ended 10-31-06		Year ended 10-31-07
	Shares	Amount	Shares	Amount

Class A shares
Sold	12,932,917	$256,398,935	2,823,319	$57,218,494
Distributions reinvested	1,742,306	33,434,849	4,221,972	81,441,842
Repurchased	(6,477,921)	(128,980,492)	(7,844,288)	(156,235,970)
Net increase (decrease)	8,197,302	$160,853,292	(798,997)	($17,575,634)

Class B shares
Sold	448,877	$8,554,579	252,516	$4,778,048
Distributions reinvested	1,443,998	26,526,245	1,000,780	18,374,310
Repurchased	(16,282,542)	(308,259,394)	(3,857,471)	(73,556,432)
Net decrease	(14,389,667)	($273,178,570)	(2,604,175)	($50,404,074)

Class C shares
Sold	130,214	$2,502,686	133,473	$2,499,481
Distributions reinvested	90,384	1,660,351	145,183	2,664,096
Repurchased	(371,381)	(7,033,536)	(376,621)	(7,128,203)
Net decrease	(150,783)	($2,870,499)	(97,965)	($1,964,626)

Net decrease	(6,343,148)	($115,195,777)	(3,501,137)	($69,944,334)

Note 5

Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2007, aggregated $599,842,604 and $765,613,949, respectively.

The cost of investments owned on October 31, 2007, including short-term investments, for federal income tax purposes was $577,863,490. Gross unrealized appreciation and depreciation of investments aggregated $231,717,372 and $15,678,349, respectively, resulting in net unrealized appreciation of $216,039,023. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note 6

Reclassification of accounts

Capital accounts within financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period. During the year ended October 31, 2007, the Fund reclassified

Financial Industries Fund

25

amounts to reflect a decrease in accumulated net realized gain on investments of $19,460,730, a decrease in accumulated net investment income of $187,966 and an increase in capital paid-in of $19,648,696. These reclassifications are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America for treating a portion of the proceeds from redemptions as distribution for tax purposes. The calculation of net investment income (loss) per share in the Fund's Financial Highlights excludes these adjustments.

Note 7

Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended October 31, 2007, is set forth below.

	Beginning	Ending	Realized
	share	share	gain	Dividend	Ending
Affiliate	amount	amount	(loss)	income	value

American Express Co.
bought: 235,700 sold: 187,100	588,750	637,350	$2,279,598	$352,095	$38,846,482

Total			$2,279,598	$352,095	$38,846,482

Financial Industries Fund

26

Auditors' report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust II and Shareholders of John Hancock Financial Industries Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Financial Industries Fund (the Fund) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts December 21, 2007

27

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2007.

The Fund has designated distributions to shareholders of $123,238,057 as a long-term capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2007, 54.77% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2007.

Shareholders will be mailed a 2007 U.S. Treasury Department Form 1099-DIV in January 2008. This will reflect the total of all distributions that are taxable for calendar year 2007.

28

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement: John Hancock Financial Industries Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Investment Trust II (the Trust), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Trust, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser) for the John Hancock Financial Industries Fund (the Fund). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 7 and June 4-5, 2007, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board's Contracts/ Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group) each selected by Morningstar, Inc. (Morningstar), an independent provider of investment company data, for a range of periods ended December 31, 2006, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group, (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser, (iv) the Adviser's financial results and condition, including its and certain of its affiliates' profitability from services performed for the Fund, (v) breakpoints in the Fund's and the Peer Group's fees, and information about economies of scale, (vi) the Adviser's and Subadviser's record of compliance with applicable laws and regulations, with the Fund's investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser's and Subadviser's compliance department, (vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board's review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. They principally considered performance and other information from Morningstar as of December 31, 2006. The Board also considered updated performance information provided to it by the Adviser or Subadviser at the May and June 2007 meetings. Performance and other information may be quite different as of the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board further considered the culture of compliance, resources dedicated to compliance,

29

compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2006. The Board also considered these results in comparison to the performance of the Category, as well as the Fund's Peer Group and benchmark index. Morningstar determined the Category and Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board noted that the Fund's performance during the 5- and 10-year periods was lower than the performance of the Peer Group and Category medians, and one of its benchmark indexes, the Standard & Poor's 500 Financials Index. The Board noted that the Fund's performance during those time periods was higher than its other benchmark index, the Standard & Poor's 500 Index. The Board viewed favorably the more recent performance of the Fund for the 1- and 3-year periods ended December 31, 2006. The Board noted that the Fund's performance was higher than the performance of the Peer Group and Category medians, and both benchmark indexes during the 3-year period. The Board also noted that the Fund's performance was higher than the Peer Group and Category medians and one of its benchmark indexes, the Standard & Poor's 500 Index, but lower than its other benchmark index, the Standard & Poor's 500 Financials Index.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group and Category. The Board noted that the Advisory Agreement Rate was not appreciably higher than the median rate of the Peer Group and Category.

The Board received and considered expense information regarding the Fund's various components, including advisory fees, distribution and fees other than advisory and distribution fees, including transfer agent fees, custodian fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund's total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund's Gross and Net Expense Ratios were higher than median of the Peer Group and Category. The Board also noted that the most significant contributor to such difference was the Fund's transfer agency expense. The Board favorably considered the impact of fee caps towards ultimately lowering the Fund's total operating expense ratio.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund's overall performance and expenses supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and

30

equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board also considered a comparison of the Adviser's profitability to that of other similar investment advisers whose profit-ability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund's ability to appropriately benefit from economies of scale under the Fund's fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board's understanding that most of the Adviser's costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser's relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser's, Subadviser's and Fund's policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

31

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James F. Carlin, Born: 1940	2005	57
Interim Chairman (since December 2007); Director and Treasurer, Alpha Analytical Laboratories, Inc.
(chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc.
(since 1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc. (until 2005);
Chairman and Chief Executive Officer, Carlin Consolidated, Inc. (management/investments) (since 1987);
Trustee, Massachusetts Health and Education Tax Exempt Trust (1993-2003).

William H. Cunningham, Born: 1944	2005	57
Former Chancellor, University of Texas System, and former President, University of Texas at Austin;
Chairman and Chief Executive Officer, IBT Technologies (until 2001); Director of the following:
Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since 2006),
Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity
Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until 2001),
Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen (man-
ufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer)
(until 2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce
Bank-Austin), LIN Television (since 2002), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Charles L. Ladner, [2] Born: 1938	2004	57
Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice
President and Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution)
(until 1997); Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2007).

John A. Moore,[2] Born: 1939	1996	57
President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant
Administrator and Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse (con-
sulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (since 2002).

32

Independent Trustees (continued)

Name, year of birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Patti McGill Peterson,[2] Born: 1943	1996	57
Executive Director, Council for International Exchange of Scholars and Vice President, Institute of In-
ternational Education (since 1998); Senior Fellow, Cornell Institute of Public Affairs, Cornell University
(until 1998); Former President, Wells College, Aurora, NY, and St. Lawrence University, Canton, NY;
Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford Foundation, International
Fellowships Program (since 2002); Director, Lois Roth Endowment (since 2002); Director, Council for
International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2005	57
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and
President, Greenscapes of Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC (real estate) (since 2001); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty
Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustees[3]

Name, year of birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	250
President, John Hancock Variable Life Insurance Company (since March 2007); Executive Vice President,
John Hancock Life Insurance Company (since June 2004); Chairman and Director, John Hancock
Advisers, LLC (the Adviser), John Hancock Funds, LLC and The Berkeley Financial Group, LLC (The
Berkeley Group) (holding company) (since 2005); Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A.) (until 2004).

33

Principal officers who are not Trustees

Name, year of birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2005
President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Director, John
Hancock Signature Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock
Investment Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock
Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Director,
Chairman and President, NM Capital Management, Inc. (since 2005); Chairman, Investment Company
Institute Sales Force Marketing Committee (since 2003); Director, President and Chief Executive Officer,
MFC Global (U.S.) (2005-2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2006
Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds and John Hancock Funds III (since 2006); Secretary, John
Hancock Funds II and Assistant Secretary, John Hancock Trust (since June 2007); Vice President and
Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and
Chief Legal Counsel, MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel,
MassMutual Institutional Funds (2000-2004); Secretary and Chief Legal Counsel, MassMutual Select
Funds and MassMutual Premier Funds (2004-2006).

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC,
the Adviser and MFC Global (U.S.) (since 2005); Vice President and Chief Compliance Officer, John
Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005);
Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics &
Compliance Officer, Fidelity Investments (until 2001).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since June 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (regis-
tered investment companies) (2005-June 2007); Vice President, Goldman Sachs (2005-June 2007);
Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003-2005);
Director, Tax and Financial Reporting, Deutsche Asset Management (2002-2003); Vice President and
Treasurer, Deutsche Global Fund Services (1999-2002).

Gordon M. Shone, Born: 1956	2006
Treasurer
Treasurer, John Hancock Funds (since 2006), John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003-2005);
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President, John
Hancock Investment Management Services, Inc., John Hancock Advisers, LLC (since 2006) and The
Manufacturers Life Insurance Company (U.S.A.) (1998-2000).

34

Principal officers who are not Trustees (continued)

Name, year of birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

John G. Vrysen, Born: 1955	2005
Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since
June 2007); Chief Operating Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III
and John Hancock Trust (since June 2007); Director, Executive Vice President and Chief Financial Officer,
the Adviser, The Berkeley Group and John Hancock Funds, LLC (until June 2007); Executive Vice President and Chief Financial Officer, John Hancock Investment Management Services, LLC (since 2005); Vice
President and Chief Financial Officer, MFC Global (U.S.) (since 2005); Director, John Hancock Signature
Services, Inc. (since 2005); Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (2005-June 2007); Vice President and General Manager, Fixed
Annuities, U.S. Wealth Management (until 2005); Vice President, Operations, Manulife Wood Logan
(2000-2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit and Compliance Committee.

3 Non-Independent Trustee holds positions with the Fund's investment adviser, underwriter and certain other affiliates.

35

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund's Web site	On the SEC's Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Advisers, LLC	The Bank of New York	Kirkpatrick & Lockhart Preston
601 Congress Street	One Wall Street	Gates Ellis LLP
Boston, MA 02210-2805	New York, NY 10286	One Lincoln Street
Boston, MA 02111-2950
Subadviser	Transfer agent
MFC Global Investment	John Hancock Signature	Independent registered public
Management (U.S.), LLC	Services, Inc.	accounting firm
101 Huntington Avenue	P.O. Box 9510	PricewaterhouseCoopers LLP
Boston, MA 02199	Portsmouth, NH 03802-9510	125 High Street
Boston, MA 02110
Principal distributor
John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock Signature	John Hancock Signature
	Services, Inc.	Services, Inc.
	P.O. Box 9510	Mutual Fund Image Operations
	Portsmouth, NH 03802-9510	164 Corporate Drive
Portsmouth, NH 03801

Phone	Customer service representatives	1-800-225-5291
	EASI-Line	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the SEC's Web site, www.sec.gov.

36

J O H N  H A N C O C K  F A M I L Y  O F  F U N D S

EQUITY	SECTOR
Balanced Fund	Financial Industries Fund
Classic Value Fund	Health Sciences Fund
Classic Value Fund II	Real Estate Fund
Classic Value Mega Cap Fund	Regional Bank Fund
Core Equity Fund	Technology Fund
Growth Fund	Technology Leaders Fund
Growth Opportunities Fund
Growth Trends Fund	INTERNATIONAL/GLOBAL
Intrinsic Value Fund	Global Opportunities Fund
Large Cap Equity Fund	Global Shareholder Yield Fund
Large Cap Select Fund	Greater China Opportunities Fund
Mid Cap Equity Fund	International Allocation Portfolio
Small Cap Equity Fund	International Classic Value Fund
Small Cap Fund	International Core Fund
Small Cap Intrinsic Value Fund	International Growth Fund
Sovereign Investors Fund
U.S. Core Fund	INCOME
U.S. Global Leaders Growth Fund	Bond Fund
Value Opportunities Fund	Government Income Fund
High Yield Fund
Investment Grade Bond Fund
ASSET ALLOCATION	Strategic Income Fund
Lifecycle 2010 Portfolio
Lifecycle 2015 Portfolio	TAX-FREE INCOME
Lifecycle 2020 Portfolio	California Tax-Free Income Fund
Lifecycle 2025 Portfolio	High Yield Municipal Bond Fund
Lifecycle 2030 Portfolio	Massachusetts Tax-Free Income Fund
Lifecycle 2035 Portfolio	New York Tax-Free Income Fund
Lifecycle 2040 Portfolio	Tax-Free Bond Fund
Lifecycle 2045 Portfolio
Lifecycle Retirement Portfolio	MONEY MARKET
Lifestyle Aggressive Portfolio	Money Market Fund
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio	CLOSED-END
Lifestyle Growth Portfolio	Bank and Thrift Opportunity Fund
Lifestyle Moderate Portfolio	Income Securities Trust
Investors Trust
Patriot Premium Dividend Fund II
Preferred Income Fund
Preferred Income II Fund
Preferred Income III Fund
Tax-Advantaged Dividend Income Fund
Tax-Advantaged Global Shareholder Yield Fund

A Fund's investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus includes this and other important information about the Fund. To obtain a prospectus, contact your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund's Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

1-800-225-5291 1-800-554-6713 TDD 1-800-338-8080 EASI-Line www.jhfunds.com

Now available: electronic delivery www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Financial Industries Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

7000A 10/07 12/07

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2007, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $81,300 for the fiscal year ended October 31, 2007 (broken out as follows: John Hancock Financial Industries Fund - $22,350, John Hancock Regional Bank Fund - $31,050 and John Hancock Small Cap Equity Fund - $27,900) and $81,300 for the fiscal year ended October 31, 2006 (broken out as follows: John Hancock Financial Industries Fund - $22,350, John Hancock Regional Bank Fund - $31,050 and John Hancock Small Cap Equity Fund - $27,900). These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended October 31, 2007 and fiscal year ended October 31, 2006 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $10,450 for the fiscal year ended October 31, 2007 (broken out as follows: John Hancock Financial Industries Fund - $3,000, John Hancock Regional Bank Fund - $3,500 and John Hancock Small Cap Equity Fund - $3,950) and $10,450 for the fiscal year ended October 31, 2006 (broken out as follows: John Hancock Financial Industries Fund - $3,000, John Hancock Regional Bank Fund - $3,500 and John Hancock Small Cap Equity Fund - $3,950). The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

There were no other fees during the fiscal year ended October 31, 2007 and fiscal year ended October 31, 2006 billed to the registrant or to the control affiliates.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2007, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $1,413,619 for the fiscal year ended October 31, 2007 and $520,432 for the fiscal year ended October 31, 2006.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Dr. John A. Moore - Chairman
Richard P. Chapman, Jr.
Charles L. Ladner
Patti McGill Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders August recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Governance Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust II

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: December 19, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: December 19, 2007

By: /s/ Charles A. Rizzo
-------------------------------------
Charles A. Rizzo
Chief Financial Officer

Date: December 19, 2007